SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 2)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Sectioin 240.14a-12

                                 Equitex, Inc.
                                 -------------
                (Name of Registrant as Specified in its Charter)

                              John W. Kellogg, Esq.
                              Gerald Raskin, Esq.
              Friedlob Sanderson Raskin Paulson & Tourtillott, LLC
                               1400 Glenarm Place
                             Denver, Colorado 80111
                                 (303) 571-1400
                                 (303) 595-3970
                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     (1) Title of each class of securities to which transaction applies:
         ______________________________________________________________
     (2) Aggregate number of securities to which transaction applies:
         ______________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuat to Exchange Act Rule 0-11:____________________________
     (4) Proposed Maximum aggregate value of transaction:______________
     (5) Total Fee Paid:_______________________________________________

[ ] Fee previously paid with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by regitration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:__________________________________
(2) Form, Schedule or Registration Statement No.:____________
(3) Filing Party:____________________________________________
(4) Date Filed:______________________________________________

                                  Equitex, Inc.
                            7315 East Peakview Avenue
                            Englewood, Colorado 80111
--------------------------------------------------------------------------------

                    Notice of Special Meeting of Stockholders
                        To Be Held on __________ __, 2000
--------------------------------------------------------------------------------

                                                               ________ __, 2000

To the Stockholders of Equitex, Inc.

     A Special Meeting of Stockholders of Equitex, Inc., a Delaware corporation (the "Company"), will be held at 2401 PGA Blvd., Suite 190, Palm Beach Gardens, Florida 33410, on __________ __, 2000 at ___ a.m. Eastern Standard Time, to consider and take action on:

     1. A proposal to amend Paragraph 4 of the Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, $.02 par value, from 7,500,000 shares to 50,000,000 shares. (Passage of this proposal requires the affirmative vote of a majority of the outstanding stock entitled to vote thereon, and a majority of the outstanding stock of each class entitled to vote thereon as a class.)

     2. Such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     The discussion of the proposal of the Board of Directors set forth above is intended only as a summary, and is qualified in its entirety by the information relating to the proposals set forth in the accompanying Proxy Statement.

     Only holders of record of Common Stock at the close of business on January ___,2000 will be entitled to notice of and to vote at this Special Meeting, or any postponements or adjournments thereof.

                                       By Order of the Board of Directors:

                                       Thomas B. Olson
                                       Secretary

     YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                             Your vote is important

                                  Equitex, Inc.
                            7315 East Peakview Avenue
                            Englewood, Colorado 80111

                                 Proxy Statement
                         Special Meeting of Stockholders
                        To Be Held On __________ __, 2000


                                                            ___________ __, 2000


THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH A SOLICITATION OF PROXIES (IN THE FORM ENCLOSED) BY THE BOARD OF DIRECTORS OF EQUITEX, INC. (THE "COMPANY" OR "EQUITEX") TO BE USED AT A SPECIAL MEETING OF STOCKHOLDERS AT ___ A.M. EASTERN STANDARD TIME, ON __________ ___, 2000 AT 2401 PGA BLVD., SUITE 190, PALM BEACH GARDENS, FLORIDA 33410. THE PROXY AND PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS ON OR ABOUT ________ __, 2000.

                           FORWARD-LOOKING STATEMENTS

     THIS PROXY STATEMENT MAY CONTAIN CERTAIN "FORWARD-LOOKING" STATEMENTS AS SUCH TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 OR BY THE SECURITIES AND EXCHANGE COMMISSION IN ITS RULES, REGULATIONS AND RELEASES, WHICH REPRESENT THE COMPANY'S EXPECTATIONS OR BELIEFS, INCLUDING BUT NOT LIMITED TO, STATEMENTS CONCERNING THE COMPANY'S OPERATIONS, ECONOMIC PERFORMANCE, FINANCIAL CONDITION, GROWTH AND ACQUISITION STRATEGIES, INVESTMENTS, AND FUTURE OPERATIONAL PLANS. FOR THIS PURPOSE, ANY STATEMENTS CONTAINED HEREIN THAT ARE NOT STATEMENTS OF HISTORICAL FACT MAY BE DEEMED TO BE FORWARD-LOOKING STATEMENTS. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, WORDS SUCH AS "MAY," "WILL," "EXPECT," "BELIEVE," "ANTICIPATE," "INTEND," "COULD," "ESTIMATE," "MIGHT," OR "CONTINUE" OR THE NEGATIVE OR OTHER VARIATIONS THEREOF OR COMPARABLE TERMINOLOGY ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE STATEMENTS, BY THEIR NATURE, INVOLVE SUBSTANTIAL RISKS AND UNCERTAINTIES, CERTAIN OF WHICH ARE BEYOND THE COMPANY'S CONTROL, AND ACTUAL RESULTS MAY DIFFER MATERIALLY DEPENDING ON A VARIETY OF IMPORTANT FACTORS, INCLUDING UNCERTAINTY RELATED TO ACQUISITIONS, GOVERNMENTAL REGULATION, MANAGING AND MAINTAINING GROWTH, VOLATILITY OF STOCK PRICES AND ANY OTHER FACTORS DISCUSSED IN THIS AND OTHER COMPANY FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                              AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information filed with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, NW, Washington, DC 20549 or at the Regional Offices of the Commission which are located as follows: Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can also be obtained from the Commission at prescribed rates. Written requests for such material should be addressed to the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549. The Commission maintains a Web site that contains reports, proxy statements and other information filed electronically by the Company with the Commission which can be accessed over the internet at http://www.sec.gov.

                       DOCUMENTS INCORPORATED BY REFERENCE

     THIS PROXY STATEMENT INCORPORATES BY REFERENCE DOCUMENTS RELATING TO THE COMPANY WHICH ARE NOT INCLUDED IN OR DELIVERED WITH THESE PROXY MATERIALS. DOCUMENTS RELATING TO THE COMPANY (OTHER THAN EXHIBITS TO SUCH DOCUMENTS UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE) ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, ON WRITTEN OR ORAL REQUEST, WITHOUT CHARGE, FROM EQUITEX, INC., 7315 EAST PEAKVIEW AVENUE, ENGLEWOOD, COLORADO 80111, ATTENTION: SECRETARY, TELEPHONE
(303) 796-8940. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, ANY SUCH REQUEST SHOULD BE MADE BY _______________ ___, 2000. COPIES OF DOCUMENTS SO REQUESTED WILL BE SENT BY FIRST CLASS MAIL, POSTAGE PAID WITHIN ONE BUSINESS DAY OF THE RECEIPT OF SUCH REQUEST.

     The following documents of the Company are incorporated by reference herein:

     1. Annual report on Form 10-KSB, as amended, for the year ended December 31, 1998;

     2. Quarterly Report on Form 10-QSB for the quarter ended March 31, 1999;

     3. Quarterly Report on Form 10-QSB for the quarter ended June 30, 1999;

     4. Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999; and

     5. The description of Equitex, Inc. Common Stock contained in its Registration Statement on Form 8-A (Commission File No. 0-12374) as filed with the Commission on July 21, 1983.

     All documents filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date hereof and prior to the date of the Meeting shall be deemed to be incorporated by reference herein and shall be a part hereof from the date of filing of such documents. Any statements contained in a document incorporated by reference herein or contained in this Proxy Statement shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document which also is incorporated by reference herein) modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded.


                              REVOCABILITY OF PROXY

     If the enclosed Proxy is executed and returned, it will be voted on the proposals as indicated by the stockholder. The Proxy may be revoked by the stockholder at any time prior to its use by notice in writing to the Secretary of the Company, by executing a later dated proxy and delivering it to the Company prior to the meeting or by voting in person at the meeting.


                                  SOLICITATION

     The cost of preparing, assembling and mailing the Notice of Meeting, Proxy Statement and Proxy (the "Proxy Materials"), miscellaneous costs with respect to the Proxy Materials and solicitation of the Proxies will be paid by the Company. The Company also may use the services of its directors, officers and employees to solicit Proxies, personally or by telephone and tele graph, but at no additional salary or compensation. The Company intends to request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the Proxy Materials to those persons for whom they hold such shares and request authority for the execution of the Proxies. The Company will reimburse them for the reasonable out-of-pocket expenses incurred by them in so doing.


                                VOTING SECURITIES

     Holders of record of the Company's common stock, $.02 par value (the "Common Stock"), at the close of business on January ____, 2000 (the "Record Date") will be entitled to vote on all matters. On the Record Date, the Company had outstanding _________ shares of Common Stock. The holders of all shares of Common Stock are entitled to one vote per share. The Common Stock is the only class of voting securities outstanding. One-third of the issued and outstanding shares of the Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum at any stockholders' meeting. Passage of Proposal Number One requires the affirmative vote of a majority of the outstanding stock entitled to vote thereon, and a majority of the outstanding stock of each class entitled to vote thereon as a class. Abstentions on a proposal will be counted as votes against that proposal. Broker non-votes will not be counted as shares represented at the meeting.

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     Set forth below is certain information as of December 31, 1999, with respect to ownership of the Company's Common Stock held of record or beneficially by (i) the Company's executive officers named in the summary compensation table, (ii) each director of the Company, (iii) each person who owns beneficially more than five percent of the Company's outstanding Common; and (iv) all directors and executive officers as a group:

                                                                    PERCENTAGE
                                               NUMBER OF             OWNED OF
NAME AND ADDRESS                                COMMON                COMMON
OF BENEFICIAL OWNER                          STOCK OWNED (1)           STOCK
-------------------                          ---------------        ----------

Henry Fong                                  1,154,544 (2) (3)          15.2%
7315 East Peakview Avenue
Englewood, Colorado 80111

Wayne W. Mills                                475,000 (4)               6.7%
5020 Blake Road South
Edina, Minnesota   55436

Russell L. Casement                           402,900 (5)               5.4%
1355 S. Colorado Blvd., Suite 320
Denver, Colorado   80222

Aaron L. Grunfeld                             334,700 (6)               4.5%
10390 Santa Monica Blvd., Fourth Floor
Los Angeles, California   90025

All officers and directors
as a group (four persons)                  1, 953,444 (7)              31.4%
----------------------

(1)  The beneficial owners exercise sole voting and investment power.
(2) Includes 469,700 shares underlying options granted under the Company's 1999 Stock Option Plan.
(3) Includes 459,554 shares owned by a corporation in which Mr. Fong is an officer and director.
(4)  Based upon the stockholder's most recently filed Schedule 13G.
(5) Includes 36,400 shares underlying options granted under the Company's 1993 Stock Option Plan for Non- Employee Directors and 245,500 shares underlying options granted under the Company's 1999 Stock Option Plan.
(6) Includes 50,000 shares underlying options granted under the Company's 1993 Stock Option Plan for Non- Employee Directors and 245,500 shares underlying options granted under the Company's 1999 Stock Option Plan.

(7) Includes 86,400 shares underlying options granted under the Company's 1993 Stock Option Plan for Non- Employee Directors and 1,000,000 shares underlying options granted under the Company's 1999 Stock Option Plan.

     The Company does not know of any arrangements, including the Company's proposed acquisition of First TeleBanc Corp. as described under Proposal Number One, the operation of which may, at a subsequent date, result in a change in control of the Company.

                               PROPOSAL NUMBER ONE
                          TO CHANGE PARAGRAPH 4 OF THE
                          CERTIFICATE OF INCORPORATION
                            TO INCREASE THE NUMBER OF
                       AUTHORIZED SHARES OF COMMON STOCK
                 NECESSARY TO COMPLETE THE PROPOSED TRANSACTIONS

     The Board of Directors recommends an amendment to the Company's Certificate of Incorporation to cause an increase in the number of authorized shares. A condition to the completion of the proposed transactions with First TeleBanc Corp. ("First TeleBanc"), described below, is approval of this proposal. In connection with the First TeleBanc transactions, the Company anticipates issuing approximately 9,100,000 shares of common stock in exchange for all of the outstanding First TeleBanc shares. In addition, upon approval of this proposal, the Company's Series E Convertible Preferred Stock issued in connection with the acquisition of First Bankers Mortgage Services, Inc., described below, may convert into approximately 1,000,000 shares of the Company's common stock .

     The Certificate of Incorporation of the Company currently authorizes the issuance of up to 7,500,000 shares of common stock with a par value of $0.02 per share (the "Common Stock") and 2,000,000 shares of preferred stock with a par value of $0.02 per share (the "Preferred Stock"). As of December 31, 1999, of the 7,500,000 shares of common stock authorized, 7,090,293 shares were outstanding and 1,306,400 shares of common stock are reserved for issuance upon the exercise of outstanding options and warrants. See Options and Warrants on page 10. As of December 31, 1999, of the 2,000,000 shares of preferred stock authorized 1,200 shares of Series D 6% Convertible Preferred Stock and 250 shares of Series E Convertible Preferred Stock were outstanding.

     The Board of Directors deems it advisable to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock to 50,000,000 shares. A copy of Paragraph 4 of the Certificate of Incorporation as it would read following adoption of this Proposal is included herewith as
Exhibit 1.

     The additional shares of Common Stock would become part of the existing class of Common Stock, and the additional shares, when issued, would have the same rights and privileges as the shares of Common Stock now issued. There are no preemptive rights relating to the Common Stock.

     To the extent that any further issue of shares is made on other than a pro rata basis to current stockholders, the present ownership of current stockholders may be diluted.

     If the proposed amendment is approved, the additional authorized shares would be available for issuance by the Board of Directors for any proper corporate purpose at any time without further stockholder approval except as otherwise required by applicable law or securities exchange listing rules. Nonetheless, it is the intention of the Board of Directors to use a portion of the additional shares to (i) be issued in connection with the transactions with First TeleBanc Corp. and First Bankers Mortgage Services, Inc., described below; (ii) for possible issuance in connection with one or more equity financing; and, (iii) to issue shares issuable pursuant to Company stock option plans.

TRANSACTIONS WITH FIRST TELEBANC CORP.

     On May 4, 1999, the Company entered into a definitive agreement whereby First TeleBanc Corp. ("First TeleBanc"), a single bank holding company based on Boca Raton, Florida, will merge with and into the Company, with the Company being the surviving corporation (the "TeleBanc Merger"). First TeleBanc owns all of the issued and outstanding stock of Boca Raton First National Bank, a national banking association. As a result of the TeleBanc Merger, the Company will issue to the First TeleBanc shareholders seven shares of Common Stock for each outstanding share of First TeleBanc Class A Common Stock outstanding on the closing date of the TeleBanc Merger, provided that neither the holders of the Company's common stock nor the holders of the First TeleBanc Class A Common Stock shall hold less than 42.5% of the number of shares of the Company's common stock to be issued and outstanding immediately after the closing of the TeleBanc Merger. Consummation of the TeleBanc Merger is subject to a number of conditions, including: (i) approval by the Federal Reserve Bank of Atlanta, Georgia of the Company's application to become a bank holding company under the Bank Holding Company Act of 1956; (ii) the distribution of all of the Company's business development company assets to a new wholly-owned subsidiary, Equitex 2000, Inc. ("E2000"), and the spin-off of E2000 to the Company's existing shareholders as further described below (the "Spin-Off"); and (iii) the approval of the TeleBanc Merger by the Company's shareholders. The Company will solicit the approval of its shareholders for the TeleBanc Merger at a special meeting of shareholders to be called later this year.

     Financial statements of First TeleBanc as of and for the year ended December 31, 1998 are attached hereto as Exhibit 2.

ACQUISITION OF FIRST BANKERS MORTGAGE SERVICES, INC.

     On August 23, 1999, Company acquired First Bankers Mortgage Services, Inc. ("FBMS"). FBMS, a Florida corporation, is a full service mortgage banking company headquartered in the Fort Lauderdale, Florida area. The Company acquired all of the outstanding common stock of FBMS from its sole shareholder, Vincent Muratore. The total aggregate purchase price for FBMS, was 1,000 shares of the Company's Series E Convertible Preferred Stock (the "Series E Preferred Stock"), 250 shares of which were issued at closing and 750 shares of which are issuable upon satisfaction of certain performance conditions. In addition, the purchase price is subject to post-closing adjustments pursuant to the Agreement and Plan of

Reorganization, dated June 22, 1999, among, Equitex, Inc., First Bankers Mortgage Services, Inc., Vincent Muratore and FBMS Acquisition Corp, as amended. Under Delaware law the Company was not required to, and did not, seek shareholder approval for this transaction.

     The holders of the Series E Convertible Preferred Stock are not entitled to dividends, do not have a liquidation preference and do not have voting rights. Each outstanding share of Series E Convertible Preferred Stock automatically converts to 1,000 shares of common stock upon (i) the approval of the increase in the authorized shares of common stock from 7,500,000 shares to 50,000,000 or the subsequent merger of the Company with or into another company or (ii) the sale of substantially all the Company's assets.

     In connection with the FBMS Transaction, the Company has invested, to date, $4,700,000 in FBMS for working capital purposes (the "FBMS Investment").

     Financial statements of FBMS as of and for the period ended June 30, 1999 and the year ended December 31, 1998 are attached hereto as Exhibit 3.

     Subsequent to the Acquisition of FBMS, all outstanding shares of FBMS were transferred to a new wholly owned subsidiary of the Company, nMortgage, Inc. ("nMortgage").


PROPOSED SALE OF NMORTGAGE

     On December 31, 1999, the Company entered into a definitive agreement whereby all of the outstanding common stock of nMortgage will be acquired by Innovative Gaming Corporation of America ("IGCA"), a reporting company under the Securities Exchange Act of 1934, whose common stock trades on the Nasdaq SmallCap market under the symbol "IGCA" (the "Proposed nMortgage Transaction"). Under the terms of the Proposed nMortgage Transaction, in exchange for all outstanding shares of nMortgage, the Company will receive not less than 75% of the IGCA common stock outstanding after the Transaction on a fully-diluted basis.

     IGCA was formed in 1991 to develop, manufacture, market and distribute specialty video gaming machines. As described below, as a condition of the Proposed nMortgage Transaction, IGCA will dispose of all of its gaming assets. As a result, upon completion of the transaction, the business of nMortgage will be the only business operation of IGCA.

     There are a number of material conditions that must be satisfied prior to the completion of the Proposed nMortgage Transaction, including:

     o Approval of the Proposed nMortgage Transaction by the IGCA shareholders;

     o    The disposal of IGCA's gaming assets;

     o Approval of the Proposed nMortgage Transaction from all governmental bodies or agencies, regulatory authorities (including the gaming authorities of Nevada and other applicable jurisdictions).

     There is no assurance that the conditions summarized above will be satisfied or that the Proposed nMortgage Transaction will be consummated on the terms as outlined above.


SPIN-OFF OF E2000

     Immediately prior to the TeleBanc Merger and the Proposed ICGA Transaction, the Company will distribute all of its business development company assets to E2000, the shares of which will be distributed to all of the holders of record of the Company's Common Stock on the record date of the special meeting of shareholders to be called later this year to approve the Spin- Off, TeleBanc Merger and the Proposed nMortgage Transaction. E2000 will file and seek to make effective an application for the inclusion of the E2000 Common Stock on the Nasdaq SmallCap Market. The assets to be transferred to E2000 will be comprised of the following:

     o all of the Company's cash in excess of $2,000,000, or such lesser amount as the Company's Board of Directors may determine in its sole discretion;

     o all securities and investments owned by the Company in its investee companies, except for any securities owned by the Company in First TeleServices, Inc.;

     o    the FBMS Investment;

     o If the conditions precedent to the proposed ICGA Transaction have not been satisfied at the time the Spin-off is approved, all shares of nMortgage and any and all rights and obligations of the Company related to the Proposed ICGA Transaction

     o all receivables of any nature, including accounts and notes receivable;

     o    all furniture, fixtures and equipment of the Company; and

     o any other assets that are related in any manner to the Company's business development company assets.

     E2000 will also assume all liabilities of the Company related to its business development company assets and will indemnify the Company and assume the prosecution or defense of the Company in the following lawsuits: THEOHAROUS, ET AL. V. HENRY FONG, EQUITEX, INC., CHARLES E.

SANDERS, AND METROMEDIA INTERNATIONAL GROUP, INC., Civil Action No. 1-98-CV-2366 (U.S.Dist. N. Ga.); LESLIE SCHUETTE, ET AL. V. HENRY FONG, EQUITEX, INC., CHARLES E. SANDERS, AND METROMEDIA INTERNATIONAL GROUP, INC., Civil Action No. 1-98-CV-2366 (U.S. Dist. N. Ga.); and EQUITEX, INC. AND HENRY FONG V. BERTRAND
T. UNGER, Case No. 98-CV-2437 (Dist. Ct. Arapahoe County, Colorado). Prior to its distribution to the Company's shareholders, the E2000 Common Stock will be registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934 and E2000 shall have filed and sought to make effective an application for the inclusion of the E2000 Common Stock on the NASDAQ Smallcap Market. The Company intends to structure the Spin- Off as a tax-free distribution to the Company's stockholders under Section 355 of the Internal Revenue Code of 1986, as amended.

     DESCRIPTION OF PREFERRED STOCK

     The Preferred Stock is so-called "blank check" preferred since the Board of Directors of the Company may fix or change the terms, including: (i) the division of such shares into series; (ii) the dividend or distribution rate;
(iii) the dates of payment of dividends or distributions and the date from which they are cumulative; (iv) liquidation price; (v) redemption rights and price;
(vi) sinking fund requirements; (vii) conversion rights; (viii) restrictions on the issuance of additional shares of any class or series. As a result, the Board of Directors of the Company are entitled to authorize the creation and issuance of up to 2,000,000 shares of Preferred Stock in one or more series with such terms, limitations and restrictions as may be determined in the Board's sole discretion, with no further authorization by the Company's stockholders except as may be required by applicable laws or securities exchange listing rules.

     The Board has no present commitment, arrangement or plan that would require the issuance of shares of Preferred Stock in connection with an equity offering, merger, acquisition or otherwise.

     The holders of shares of Preferred Stock have only such voting rights as are granted by law and authorized by the Board of Directors with respect to any series thereof. The Board of the Company has the right to establish the relative rights of the Preferred Stock in respect of dividends and other distributions and in the event of the voluntary or involuntary liquidation, dissolution or winding up of affairs of the Company as compared with such rights applicable to the Common Stock and any other series of Preferred Stock.

     The effect of Preferred Stock upon the rights of holders of Common Stock may include: (i) the reduction of amounts otherwise available for payment of dividends on Common Stock to the extent that dividends are payable on any issued shares of Preferred Stock; (ii) restrictions on dividends on Common Stock if dividends on Preferred Stock are in arrears; (iii) dilution of the voting power of the Common Stock and dilution of net income and net tangible book value per share of Common Stock as a result of any such issuance, depending on the number of shares of Common Stock not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to shares of Preferred Stock. It is not possible to state the effect that other series of Preferred Stock may have upon the rights of the holder of Common Stock until the Board determines the terms relating to those series of Preferred Stock.

     Currently, the Company has the following series of Preferred Stock outstanding:

     o SERIES D 6% CONVERTIBLE PREFERRED STOCK , STATED VALUE, $1,000 PER SHARE (THE "SERIES D PREFERRED STOCK"). The Series D Preferred Stock ranks prior to the Company's common stock and pari passu with other series of preferred stock issued prior to the Series D Preferred Stock and senior to any series of Preferred stock issued after the Series D Preferred Stock. The Series D Preferred entitles its holder to 6% annual dividends, payable quarterly. The Series D liquidation preference is equal to the sum of the stated value of each share plus an amount equal to 30% of the stated value plus the aggregate of all accrued and unpaid dividends on each share of Series D Preferred until the most recent dividend payment date or date of liquidation, dissolution or winding up of the Company. Lastly, the Series D Preferred Stock is convertible at any time, and from time to time at a conversion price per share of Common Stock equal to 65% of the market price of the Common Stock. The number of shares of Common Stock due upon conversion of each share of Series D Convertible Preferred Stock is (i) the number of shares to be converted, multiplied by (ii) the stated value of the Series D Preferred Stock and divided by (iii) the applicable conversion price.

     o SERIES E CONVERTIBLE PREFERRED STOCK (THE "SERIES E PREFERRED STOCK"). The Series E Preferred Stock is not entitled to dividends, does not have a liquidation preference and does not have voting rights. The Series E Preferred Stock automatically converts to 1,000,000 shares of Common Stock upon (i) the approval if the increase in the authorized shares of Common Stock from 7,500,000 shares to 50,000,000 or the subsequent merger of the Company with or into another company or (iii) the sale of substantially all the Company's assets.

OPTIONS AND WARRANTS

     The 1,256,400 shares of Common Stock reserved for issuance upon the exercise of outstanding warrants and options are comprised of the following:

     o 86,400 shares are reserved for issuance upon the exercise of options granted under the Company's 1993 Stock Option Plan exercisable until July 4, 2005 at a price of $3.00 per option.

     o 1,000,000 shares are reserved for issuance upon the exercise of options granted under the Company's 1999 Stock Option Plan. All 1,000,000 shares are exercisable until January 5, 2004 at an exercise price of $6.75 per option.

     o 60,000 shares are reserved for issuance upon the exercise of warrants exercisable until January 20, 2002. Of this amount, 10,000 warrants are exercisable at a price of $8.895 per warrant. The remaining amount, 50,000 warrants, are exercisable at a price of $10.00 per warrant.

     o 50,000 shares are reserved for issuance upon the exercise of warrants exercisable until April 30, 2002 at an exercise price of $9.875 per warrant.

     o 60,000 shares are reserved for issuance upon the exercise of warrants exercisable until January 5, 2002 at an exercise price of $7.00 per warrant.


VOTE REQUIRED

     The affirmative vote of the majority of the outstanding shares entitled to vote thereon, and a majority of the outstanding stock of each class entitled to vote thereon as a class, at the stockholders' meeting will be required to adopt the proposed amendment to Paragraph 4 of the Certificate of Incorporation. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK.

                              FINANCIAL INFORMATION

     A copy of the Company's Annual Report on Form 10-KSB, as amended, for the year ended December 31, 1998 will be made available upon request. See Documents Incorporated By Reference.

                                  OTHER MATTERS

     Management does not know of any other matters to be brought before the meeting. However, if any other matters properly come before the meeting, it is the intention of the appointee named in the enclosed form of Proxy to vote in accordance with his best judgment on such matters.


                                       By Order of the Board of Directors:

                                       Equitex, Inc.


Date: ___________ __, 2000             Thomas B. Olson
                                       Secretary

--------------------------------------------------------------------------------

                                      Proxy

--------------------------------------------------------------------------------
                                  Equitex, Inc.
                            7315 East Peakview Avenue
                            Englewood, Colorado 80111

                         Special Meeting of Stockholders
                       To Be Held On __________ ___, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of Equitex, Inc. (the "Company") hereby constitutes and appoints Henry Fong as attorney and proxy, to appear, attend and vote all of the shares of the common stock of Equitex, Inc. standing in the name of the undersigned at a Special Meeting of Stockholders of Equitex, Inc. to be held at 2401 PGA Blvd, Suite 190, Palm Beach Gardens, Florida 33410, on _____ __, 2000, at ___ a.m. Eastern Standard Time, and at any postponements or adjournments thereof:

     1. To consider and vote upon an amendment to Paragraph 4 of the Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, $.02 par value, from 7,500,000 shares to 50,000,000 shares.

                  FOR  ______       AGAINST  ______       ABSTAIN  ______

     2. To transact such other business as may properly come before the meeting.

     THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO PROPOSAL ONE AND FOR PROPOSAL ONE IF NO SPECIFICATION IS MADE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS.

     Please mark, date and sign your name exactly as it appears hereon and return the Proxy in the enclosed envelope as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person. When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title. If stock is held jointly, each joint owner must sign.

Date:  ____________, 2000
                                       ------------------------------------
                                       Signature(s)
                                       Address if different from that on label:

                                       ------------------------------------
                                       Street Address

                                       ------------------------------------
                                       City, State and Zip Code

                                       ------------------------------------
                                       Number of shares

Please check if you intend to be present at the meeting:  ___________

                                    EXHIBIT 1

     The total number of shares of stock which the corporation shall have authority to issue is fifty-two million (52,000,000) shares, of which fifty million (50,000,000) shares shall be common stock having a par value of $.02 per share, and two million (2,000,000) shares shall be preferred stock, having a par value of $.01 per share (the "Preferred Stock").

     The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof are as follows:

     (I) The Board of Directors is expressly authorized at any time, and from time-to-time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited, or without voting powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, and as are not stated and expressed in these Articles of Incorporation, or any amendment thereto, including (without limiting the generality of the foregoing) the following:

          (a)  The designation of the number of shares of such series.

          (b) The dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or of any other series of capital stock, whether such dividends may be paid in cash, shares of common stock or Preferred Stock or in assets of the corporation, and whether such dividends shall be cumulative or noncumulative.

          (c) Whether the shares of such series shall be subject to redemption by the corporation and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption.

          (d) The terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series.

          (e) Whether or not the shares of such series shall be convertible into or exchangeable for any other class or classes or for any other series of any class or classes or capital stock of the Corporation and, if provision be made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange.

          (f) To the extent, if any, to which the holders of the shares of such series shall be entitled to vote as a class or otherwise with respect to the election of directors or otherwise.

          (g) The restrictions, if any, on the issue or reissue of any additional Preferred Stock.

          (h) The rights of the holders of the shares of such series upon the dissolution or winding up of, or upon the distribution of assets of, the corporation.

     (II) Except as otherwise required by law and except for such voting powers with respect to the election of directors or other matters as may be stated in the resolutions of the Board of Directors creating any series of Preferred Stock, the holders of any such series shall have no voting power whatsoever.

                                    EXHIBIT 2








                       FINANCIAL STATEMENTS AND REPORT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                       FIRST TELEBANC CORP. AND SUBSIDIARY

                           December 31, 1998 and 1997

                          INDEX TO FINANCIAL STATEMENTS


                                                                            Page

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.............................3


CONSOLIDATED FINANCIAL STATEMENTS

        CONSOLIDATED BALANCE SHEETS............................................4

        CONSOLIDATED STATEMENTS OF OPERATIONS..................................5

        CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS'
             EQUITY (DEFICIENCY) AND COMPREHENSIVE INCOME (LOSS)...............6

        CONSOLIDATED STATEMENTS OF CASH FLOWS..................................7

        NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.............................8

               Report of Independent Certified Public Accountants


Board of Directors and Stockholders
First TeleBanc Corp. and Subsidiary


         We have audited the accompanying consolidated balance sheets of First TeleBanc Corp. and Subsidiary as of December 31, 1998 and 1997, and the related consolidated statements of operations, changes in stockholders' equity (deficiency) and comprehensive income (loss), and cash flows for the year ended December 31, 1998 and the period from March 6, 1997 (date of inception) through December 31, 1997. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of First TeleBanc Corp. and Subsidiary as of December 31, 1998 and 1997, and the consolidated results of their operations and their consolidated cash flows for year ended December 31, 1998 and the period from March 6, 1997 (date of inception) through December 31, 1997, in conformity with generally accepted accounting principles.





GRANT THORNTON LLP

Philadelphia, Pennsylvania
June 15, 1999

               Report of Independent Certified Public Accountants


Board of Directors and Stockholders
First TeleBanc Corp. and Subsidiary


         We have audited the accompanying consolidated balance sheets of First TeleBanc Corp. and Subsidiary as of December 31, 1998 and 1997, and the related consolidated statements of operations, changes in stockholders' equity (deficiency) and comprehensive income (loss), and cash flows for the year ended December 31, 1998 and the period from March 6, 1997 (date of inception) through December 31, 1997. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of First TeleBanc Corp. and Subsidiary as of December 31, 1998 and 1997, and the consolidated results of their operations and their consolidated cash flows for year ended December 31, 1998 and the period from March 6, 1997 (date of inception) through December 31, 1997, in conformity with generally accepted accounting principles.



Philadelphia, Pennsylvania
June 15, 1999

                       First TeleBanc Corp. and Subsidiary

                           CONSOLIDATED BALANCE SHEETS

                                  December 31,


                ASSETS                                                        1998            1997
                                                                          ------------    ------------
Cash and cash equivalents
    Cash and due from banks ...........................................   $  3,560,343    $       --
    Federal funds sold ................................................      5,380,000            --
                                                                          ------------    ------------
                Total cash and cash equivalents .......................      8,940,343            --
Stock subscriptions receivable ........................................      3,014,000            --
Investment securities available for sale, at fair value ...............      3,060,186            --
Loans, net ............................................................      5,516,034            --
Accrued interest receivable ...........................................         43,410            --
Federal Reserve Bank stock ............................................         82,300            --
Premises and equipment, net ...........................................         58,911            --
Goodwill ..............................................................      3,294,189            --
Other assets ..........................................................         65,553            --
                                                                          ------------    ------------
                Total assets ..........................................   $ 24,074,926    $       --
                                                                          ============    ============

                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)
Liabilities
    Deposits ..........................................................   $ 13,734,300    $       --
    Accrued interest payable ..........................................        214,537            --
    Other liabilities .................................................        311,827            --
    Due to organizers .................................................        508,739         220,001
    Due under purchase contract .......................................      4,672,683            --
                                                                          ------------    ------------
                Total liabilities .....................................     19,442,086         220,001
                                                                          ------------    ------------
Stockholders' equity (deficiency)
    Preferred stock, $0.01 par value, 2,000,000 shares
       authorized, no shares issued or outstanding ....................           --              --
    Common stock, Class A, $0.01 par value, 7,500,000 shares
       authorized, 539,800 shares issued and outstanding at
       December 31, 1998 ..............................................          5,398            --
    Common stock, Class B, $0.01 par value, 500,000 shares
       authorized, 150,000 shares issued and outstanding at
       December 31, 1998 ..............................................          1,500            --
    Stock subscriptions receivable ....................................         (1,500)           --
    Additional paid-in capital ........................................      5,114,602            --
    Accumulated deficit ...............................................       (489,142)       (220,001)
    Accumulated other comprehensive income ............................          1,982            --
                                                                          ------------    ------------
                Total stockholders' equity (deficiency) ...............      4,632,840        (220,001)
                                                                          ------------    ------------
                Total liabilities and stockholders' equity (deficiency)   $ 24,074,926    $       --
                                                                          ============    ============

The accompanying notes are an integral part of these statements.

                       First TeleBanc Corp. and Subsidiary

                      CONSOLIDATED STATEMENTS OF OPERATIONS



                                                                                         For the period
                                                                                       from March 6, 1997
                                                                                       (date of inception)
                                                                           Year ended       through
                                                                          December 31,    December 31,
                                                                              1998            1997
                                                                          ------------    ------------
Interest income
    Loans .............................................................   $      7,311    $       --
    Federal funds sold ................................................          1,402            --
    Other .............................................................          3,047            --
                                                                          ------------    ------------
              Total interest income ...................................         11,760            --
                                                                          ------------    ------------
Interest expense
    Deposits ..........................................................          2,845            --
                                                                          ------------    ------------
              Net interest income .....................................          8,915            --
Provision for loan losses .............................................           --              --
                                                                          ------------    ------------
              Net interest income after provision for loan losses .....          8,915            --
                                                                          ------------    ------------
Non-interest income
    Service charges and fees ..........................................            841            --
    Other income ......................................................             30            --
                                                                          ------------    ------------
              Total non-interest income ...............................            871            --
                                                                          ------------    ------------
Non-interest expense
    Salaries and employee benefits ....................................         66,649            --
    Occupancy 2,926 ...................................................           --
    Amortization of goodwill ..........................................            915            --
    Other expense .....................................................        208,437         220,001
                                                                          ------------    ------------
              Total non-interest expense ..............................        278,927         220,001
                                                                          ------------    ------------
              Loss before income tax expense ..........................       (269,141)       (220,001)
Income tax expense ....................................................           --              --
                                                                          ------------    ------------
              Net loss ................................................   $   (269,141)   $   (220,001)
                                                                          ============    ============

The accompanying notes are an integral part of these statements.

                       First TeleBanc Corp. and Subsidiary

     CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIENCY)
                        AND COMPREHENSIVE INCOME (LOSS)





                                                Common stock                                  Accumulated      Total
                                 Stock     -----------------------   Additional                  other     stockholders'
                             subscriptions  Class A      Class B      paid-in    Accumulated comprehensive    equity   Comprehensive
                              receivable     Amount       Amount      capital      deficit       income    (deficiency)     loss
                              ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------

Balance, March 6, 1997        $     --     $     --     $     --     $     --     $     --     $     --     $     --     $     --

Net loss for the period             --           --           --           --       (220,001)        --       (220,001)    (220,001)
                              ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------

Comprehensive loss                                                                                                       $ (220,001)
                                                                                                                         ==========

Balance, December 31, 1997          --           --           --           --       (220,001)                     --       (220,001)

Issuance of Class A common
stock, net                          --          5,398         --      5,114,602         --                        --      5,120,000

Issuance of Class B common
stock                             (1,500)        --          1,500         --           --                        --           --

Net loss for the year ended
December 31, 1998                   --           --           --           --       (269,141)        --       (269,141)  $ (269,141)

Other comprehensive income,
net of reclassifications
and tax                             --           --           --           --           --          1,982        1,982        1,982
                              ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------

Comprehensive loss                                                                                                       $ (267,159)
                                                                                                                         ==========

Balance, December 31, 1998    $   (1,500)  $    5,398  $     1,500   $5,114,602   $ (489,142)  $    1,982   $4,632,840
                              ==========   ==========   ==========   ==========   ==========   ==========   ==========

The accompanying notes are an integral part of this statement.

                       First TeleBanc Corp. and Subsidiary

                      CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                                             For the period
                                                                                  from
                                                                              March 6, 1997
                                                                            (date of inception)
                                                                Year ended       through
                                                               December 31,    December 31,
                                                                   1998           1997
                                                                -----------    -----------
Operating activities
    Net loss ................................................   $  (269,141)   $  (220,001)
    Adjustments to reconcile net loss to net cash provided by
          operating activities
       Depreciation and amortization ........................         3,840           --
       Increase in accrued interest receivable ..............       (10,968)          --
       Decrease in other assets .............................        19,055           --
       Decrease in accrued interest payable .................       (47,488)          --
       Increase in other liabilities ........................       253,876           --
       Increase in due to organizers ........................       288,738        220,001
       Due under purchase contract ..........................     4,672,683           --
                                                                -----------    -----------

              Net cash provided by operating activities .....     4,910,595           --
                                                                -----------    -----------

Investing activities
    Net (loan originations) paydowns and principal
       collections on loans .................................       (37,322)          --
    Excess of cash acquired after payment to purchase company     1,843,449           --
                                                                -----------    -----------

              Net cash provided by investing activities .....     1,806,127           --
                                                                -----------    -----------

Financing activities
    Net increase in deposits ................................       117,621           --
    Proceeds from issuance of common stock, net of costs ....     2,106,000           --
                                                                -----------    -----------

              Net cash provided by financing activities .....     2,223,621           --
                                                                -----------    -----------

Net increase in cash and cash equivalents ...................     8,940,343           --

Cash and cash equivalents, beginning of period ..............          --             --
                                                                -----------    -----------

Cash and cash equivalents, end of period ....................   $ 8,940,343    $      --
                                                                ===========    ===========

The accompanying notes are an integral part of these statements.

                       First TeleBanc Corp. and Subsidiary

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           December 31, 1998 and 1997


NOTE A - ORGANIZATION AND PLAN OF MERGER AND CAPITALIZATION

    Organization

    First TeleBanc Corp., a Florida Corporation, was incorporated on March 6, 1997 for the purpose of becoming a Bank Holding Company. On June 15, 1998, First TeleBanc Corp. received regulatory approval from the Federal Reserve Bank of Atlanta to become a Bank Holding Company and to acquire control of Boca Raton First National Bank. The consolidated financial statements include the accounts of First TeleBanc Corp. (First TeleBanc) and its wholly owned subsidiary, Boca Raton First National Bank, (the Bank), (collectively referred to as the Company). On June 4, 1999, the Board of Directors approved changing the name of the Bank to Net 1st National Bank. The Bank was established in 1986 as a nationally chartered bank with its office in Boca Raton, Florida, concentrating on commercial business in Palm Beach and Broward Counties.

    The Bank operates as a commercial bank offering a wide variety of commercial loans and, to a lesser degree, consumer loans. The Bank's primary future strategic goal is to establish a reputation and market presence as the "small and middle market business internet bank" in its markets. The Bank funds its loans primarily by offering time, savings and money market, and demand deposit accounts to both commercial enterprises and individuals. Additionally, the Bank originates residential mortgage loans. Markets served by the Bank include Palm Beach and Broward Counties in Florida. Loans are originated and deposits are solicited throughout Florida and in selected areas outside the state of Florida.

    The Bank competes with other banking and financial institutions in its markets. Commercial banks, savings banks, savings and loan associations, mortgage bankers and brokers, and credit unions actively compete for deposits and loans. Such institutions, as well as consumer finance, mutual funds, insurance companies, and brokerage and investment banking firms may be considered competitors of the Bank with respect to one or more of the services the Bank renders.

    The Bank is subject to regulations of certain federal agencies and, accordingly, it is periodically examined by those regulatory authorities. As a consequence of the extensive regulation of commercial banking activities, the Bank's business is susceptible to state and federal legislation.

    PLAN OF MERGER AND CAPITALIZATION

    In September 1997, First TeleBanc entered into a Stock Purchase Agreement (the First TeleBanc Agreement) with First Union Corporation (First Union) for the purchase of Boca Raton First National Bank (Predecessor Bank). The purchase and sale was consummated on December 29, 1998. Pursuant to the terms of the First TeleBanc Agreement, First TeleBanc acquired 100% of the outstanding shares of the Predecessor Bank's common stock for a purchase price of $4,672,683. In connection with this transaction, the Predecessor Bank became a wholly owned subsidiary of First TeleBanc.

                                   (Continued)

                       First TeleBanc Corp. and Subsidiary

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           December 31, 1998 and 1997


NOTE A - ORGANIZATION AND PLAN OF MERGER AND CAPITALIZATION - Continued

    This transaction was accounted for under the purchase method of accounting and accordingly, the results of operations of First TeleBanc for the year ended December 31, 1998, include only the results of operations of the Predecessor Bank from the date of acquisition, December 30, 1998, through December 31, 1998. The acquisition resulted in the recording of $3,295,104 of goodwill, which is being amortized on a straight-line basis over 20 years. Amortization expense for the year ended December 31, 1998, was $915.

    The following represents the unaudited pro forma financial information of First TeleBanc as if the acquisition occurred on the first date of the periods indicated. The pro forma information should be read in conjunction with the related historical information and is not necessarily indicative of the results that would have been attained had the transaction actually taken place. Earnings per share (EPS) calculations have not been presented because the presentation is not meaningful.

       Interest income                                              $ 1,128,569

       Interest expense                                                 530,637
                                                                    -----------
       Net interest income                                              597,932

       Provision for loan losses                                         71,223

       Non-interest income                                               57,415

       Non-interest expense                                           1,302,381
                                                                    -----------
       Net loss                                                     $  (718,257)
                                                                    ===========

    The organizers of First TeleBanc capitalized the Company with $5,398,000 in new capital raised through a private placement of 539,800 shares of the Company's Class A Voting Common Stock. After giving effect to offering expenses of $278,000, the new capital raised resulted in net cash proceeds of $5,120,000. Subsequent to year end, First TeleBanc collected $3,014,000 of its stock subscriptions receivable as of December 31, 1998. Additionally, subsequent to year end, First TeleBanc sold another 254,670 shares of its Class A Voting Common Stock for $2,546,700.

    During 1998 and 1997, First TeleBanc was advanced approximately $509,000 from certain organizers to pay for offering, organizational and start-up expenses. Of this amount, $278,000 was incurred for offering expenses, which are reflected net of capital, and $231,000 was incurred for organizational and start-up expenses, which were expensed in 1998 and 1997.

                                   (Continued)

                       First TeleBanc Corp. and Subsidiary

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           December 31, 1998 and 1997


NOTE A - ORGANIZATION AND PLAN OF MERGER AND CAPITALIZATION - Continued

    Subsequent to year end, one organizer's aggregate advances of $275,500 were settled for $120,000 in cash and 15,550 shares of Class A Voting Common Stock valued at $10.00 per share. Additionally, another organizer's aggregate advances of $233,500 were settled for 20,000 shares of Class B Non-voting Common Stock as well as certain marketing rights for secured credit cards and other sub-prime products.

    In connection with the initial capital raising efforts of First TeleBanc, certain organizers received 150,000 shares of Class B Non-voting Common Stock for $1,500 of consideration.

    Finally, on March 12, 1999, the Board of Directors approved the issuance of an additional 150,000 shares of Class B Non-voting Common Stock to certain individuals who contributed to the success of the acquisition and development of the business plan. The value of these new 150,000 shares of Class B Non-voting Common Stock is subject to an outside third-party valuation, which has not yet been completed.

NOTE B - SUMMARY OF ACCOUNTING POLICIES

    BASIS OF FINANCIAL STATEMENT PRESENTATION

    The accounting policies of the Company conform with generally accepted accounting principles and predominant practices within the banking industry. All significant intercompany balances and transactions have been eliminated in consolidation.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. These estimates and assumptions also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    The principal estimates that are particularly susceptible to significant change in the near term are the allowance for loan losses and goodwill. The evaluation of the adequacy of the allowance for loan losses includes, among other factors, an analysis of historical loss rates by category applied to current loan totals. However, actual losses may be higher or lower than historical trends which vary. Actual losses on specific problem loans, which also are provided for in the evaluation, may vary from estimated loss percentages which are established based upon a limited number of potential loss classifications. All of the outstanding goodwill as of December 31, 1998, resulted from the acquisition of the Bank on December 29, 1998. Management reviews the realization of goodwill based upon the past and expected performance of the entity acquired. If such benefits are not achieved, the estimated amortization may increase and/or a charge for impairment may be recognized.

    On January 1, 1998, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 131 defines how operating segments are determined and requires disclosure of certain financial and descriptive information about the Company's operating segments. Under the current conditions, the Company is reporting one segment.

                                   (Continued)

                       First TeleBanc Corp. and Subsidiary

                           December 31, 1998 and 1997


NOTE B - SUMMARY OF ACCOUNTING POLICIES - Continued

    INVESTMENT SECURITIES

    The Bank accounts for its investment securities in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." This standard requires investments in securities to be classified in one of three categories: held to maturity, trading, or available for sale. Investments in debt securities for which management has both the ability and intent to hold to maturity are carried at cost, adjusted for the amortization of premiums and accretion of discounts computed by the interest method. Investments in debt securities which management believes may be sold prior to maturity due to changes in interest rates, prepayment risk and equity, liquidity requirements or other factors are classified as available for sale. As of December 31, 1998, the Bank's entire investment portfolio is classified as available for sale. Net unrealized gains and losses for such securities, net of tax effect, are required to be recognized as a separate component of stockholders' equity and excluded from the determination of net income. The Bank does not engage in security trading. Security transactions are accounted for on a trade-date basis. Gains or losses on the disposition of investment securities are based on the net proceeds, and the adjusted carrying amount of the securities sold is calculated using the specific identification method.

    In June 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activity." SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments imbedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge. SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. Earlier application is permitted only as of the beginning of any fiscal quarter. Management is in the process of reviewing the provisions of SFAS No. 133.

    LOANS AND ALLOWANCE FOR LOAN LOSSES

    Loans that management has the intent and ability to hold for the foreseeable future or until maturity or payoff are stated at the amount of unpaid principal and are net of unearned discounts, unearned loan fees and an allowance for loan losses. The allowance for loan losses is established through a provision for loan losses charged to expense. Loan principal considered to be uncollectible by management is charged against the allowance for loan losses. The allowance is an amount that management believes will be adequate to absorb possible losses on existing loans that may become uncollectible based upon an evaluation of known and inherent risks in the loan portfolio. Management takes into consideration factors such as changes in the nature and size of the loan portfolio, overall portfolio quality, specific problem loans and current and future economic conditions that may affect the borrowers' ability to pay. The evaluation details historical losses by loan category, the resulting loss rates for which are projected at current loan total amounts. Loss estimates for specific problem loans are also detailed.

                                   (Continued)

                       First TeleBanc Corp. and Subsidiary

                           December 31, 1998 and 1997


NOTE B - SUMMARY OF ACCOUNTING POLICIES - Continued

    Interest income is accrued as earned on a simple interest basis. Accrual of interest is discontinued on a loan when management believes, after considering economic and business conditions and collection efforts, that the borrower's financial condition is such that collection of interest is doubtful. When a loan is placed on such non-accrual status, all accumulated accrued interest receivable applicable to periods prior to the current year is charged off to the allowance for loan losses. Interest which had accrued in the current year is reversed out of current period income. Loans 90 days or more past due and still accruing interest must have both principal and accruing interest adequately secured and must be in the process of collection.

    The Bank accounts for its impaired loans in accordance with SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," as amended by SFAS No. 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures." This standard requires that a creditor measure impairment based on the present value of expected future cash flows discounted at the loan's effective interest rate, except that as a practical expedient, a creditor may measure impairment based on a loan's observable market price, or the fair value of the collateral if the loan is collateral-dependent. Regardless of the measurement method, a creditor must measure impairment based on the fair value of the collateral when the creditor determines that foreclosure is probable.

    BANK PREMISES AND EQUIPMENT

    Bank premises and equipment, including leasehold improvements, are stated at cost less accumulated depreciation. Depreciation expense is computed on the straight-line method over the estimated useful lives of the assets. Leasehold improvements are depreciated over the shorter of the estimated useful lives of the improvements or the terms of the related leases.

    LONG-LIVED AND INTANGIBLE ASSETS

    The Bank accounts for long-lived and intangible assets in accordance with SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," which provides guidance on when to recognize and how to measure impairment losses of long-lived assets and certain identifiable intangibles and how to value long-lived assets to be disposed of.

    GOODWILL

    The 1998 acquisition resulted in the Bank recording $3,295,104 of goodwill, which is being amortized on a straight-line basis over 20 years. Amortization expense charged to operations for the two days during the year ended December 31, 1998, was $915.

                                   (Continued)

                       First TeleBanc Corp. and Subsidiary

                           December 31, 1998 and 1997


NOTE B - SUMMARY OF ACCOUNTING POLICIES - Continued

    EARNINGS (LOSS) PER SHARE

    The Company follows the provisions of SFAS No. 128, "Earnings Per Share," which eliminated primary and fully diluted EPS and requires presentation of basic and diluted EPS in conjunction with the disclosure of the methodology used in computing such EPS. While the Company has two classes of common stock outstanding, the Class B Non-voting Common Stock will be considered a Class A Common Stock equivalent for the purposes of diluted EPS (note H). Basic EPS excludes dilution and is computed by dividing net income by the weighted average number of common shares outstanding for the period. EPS calculations of First TeleBanc for all periods have not been presented because the presentation is not considered meaningful.

    INCOME TAXES

    Deferred tax assets and liabilities are reflected at currently enacted income tax rates applicable to the period in which the deferred tax assets or liabilities are expected to be realized or settled. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

    COMPREHENSIVE INCOME

    On January 1, 1998, the Company adopted the FASB issued SFAS No. 130, "Reporting Comprehensive Income." SFAS No. 130 establishes standards to provide prominent disclosure of comprehensive income items. Other comprehensive income consists of net unrealized gains on investment securities available for sale. The components of other comprehensive income at December 31, 1998, are as follows:

                                                                      Net of
                                           Before tax     Tax          tax
                                             amount     expense       amount
                                           ---------   ----------    ---------
       Unrealized gains on securities
          Unrealized holding losses
            arising during period          $   3,178   $   (1,196)   $   1,982
          Less reclassification
            adjustment for losses
            realized in net income                -            -            -
                                           ---------   ----------    ---------

       Other comprehensive income, net     $   3,178   $   (1,196)   $   1,982
                                           =========   ==========    =========

    STATEMENTS OF CASH FLOWS

    Cash and cash equivalents are defined as cash on hand, cash items in the process of collection, amounts due from banks and federal funds sold with an original maturity of three months or less. There was no cash paid for income taxes for the year ended December 31, 1998. Cash paid for interest was approximately $2,900 for the year ended December 31, 1998.

                       First TeleBanc Corp. and Subsidiary

                           December 31, 1998 and 1997


NOTE C - INVESTMENT SECURITIES

    The amortized cost, gross unrealized gains and losses, and fair value of the Bank's available for sale securities at December 31, 1998, are summarized as follows:

                                                 Gross       Gross
                                   Amortized  unrealized  unrealized     Fair
                                     cost        gains      losses       value
                                  ----------  ----------  ----------  ----------

     U.S. Government and agency
         securities               $3,032,008  $   3,178   $       -   $3,035,186
     Other securities                 25,000         -            -       25,000
                                  ----------  ----------  ----------  ----------

     Total available for sale     $3,057,008  $    3,178  $       -   $3,060,186
                                  ==========  ==========  ==========  ==========

    The amortized cost and estimated fair value of the Company's investment and mortgage-backed securities by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                         Available for sale
                                                     --------------------------
                                                      Amortized        Fair
                                                        cost           value
                                                     -----------    -----------
       Due from one year to five years               $    15,627    $    15,627
       Due after five years through ten years          1,094,380      1,094,380
       Due after ten years                             1,922,001      1,925,179
       Other securities                                   25,000         25,000
                                                     -----------    -----------

                                                     $ 3,057,008    $ 3,060,186
                                                     ===========    ===========

    There were no proceeds on sales of securities classified as available for sale, and the Bank had no gross realized gains or losses for the year ended December 31, 1998. There were no securities pledged to secure deposits or for other purposes required or permitted by law at December 31, 1998.

                       First TeleBanc Corp. and Subsidiary

                           December 31, 1998 and 1997


NOTE D - LOANS

    Major classification of loans at December 31, 1998, is as follows:

       Real estate - Commercial mortgage                            $ 2,020,706
       Real estate - Residential mortgage                             1,459,490
       Commercial and Industrial                                      1,376,751
       Leases                                                           614,529
       Installment                                                      189,965
       Other, primarily overdrafts                                        1,398
                                                                    -----------
                                                                      5,662,839
       Less
          Allowance for loan losses                                     (87,402)
          Deferred loan origination fees                                (59,403)
                                                                    -----------
                Loans, net                                          $ 5,516,034
                                                                    ===========

    Changes in the allowance for loan losses at December 31, 1998, are as follows:

       Balance at beginning of year                                 $       -
       Loans charged off                                                    -
       Provision for loan losses                                            -
       Allowance of acquired Bank                                        87,402
                                                                    -----------

       Balance at end of year                                       $    87,402
                                                                    ===========

    The balance of impaired loans was approximately $28,500 at December 31, 1998. The Bank identifies a loan as impaired when it is probable that interest and principal will not be collected according to the contractual terms of the loan agreement. The allowance for loan losses associated with impaired loans was approximately $1,500 at December 31, 1998. There was no income recognized on impaired loans for the year ended December 31, 1998. There was no cash collected on impaired loans for the year ended December 31, 1998, which would have been applied to interest and then to the principal balance outstanding. The Bank recognizes income on non-accrual loans under the cash basis when the loans are both current and the collateral on the loan is sufficient to cover the outstanding obligation to the Bank; if these factors do not exist, the Bank will not recognize income.

    As of December 31, 1998, the Bank had approximately $24,000 of loans past due 90 days or more with respect to interest or principal payments that were still accruing interest. At December 31, 1998, there were no commitments to lend additional funds to borrowers whose loans are classified as non-accrual.

                       First TeleBanc Corp. and Subsidiary

                           December 31, 1998 and 1997


NOTE E - PREMISES AND EQUIPMENT

    Premises and equipment at December 31, 1998, are as follows:

                                                 Estimated
                                                useful lives
                                               --------------
       Furniture, fixtures and equipment       3  -  25 years       $   482,260
       Leasehold improvements                  5  -  10 years           198,416
                                                                    -----------
                                                                        680,676
       Accumulated depreciation and amortization                       (621,765)
                                                                    -----------
                                                                    $    58,911

    Depreciation and amortization charged to operations was approximately $2,900 for the year ended December 31, 1998.

NOTE F - DEPOSITS

    Deposits at December 31, 1998, are as follows:

       Non-interest bearing demand                                  $ 2,797,531
       NOW and money market                                           3,564,610
       Savings                                                          958,507
       Time deposits, under $100,000                                  5,233,018
       Time deposits, $100,000 and over                               1,180,634
                                                                    -----------
                                                                    $13,734,300
                                                                    ===========
    At December 31, 1998, the scheduled maturities of time deposits were as follows:

       1999                                                         $ 1,228,240
       2000                                                           4,510,245
       2001                                                             545,295
       2002                                                             129,872
                                                                    -----------
                                                                    $ 6,413,652
                                                                    ===========
    Interest expense on deposits at December 31, 1998, is as follows:

       Now and money market                                         $       325
       Savings                                                               90
       Time deposits under $100,000                                       2,229
       Time deposits $100,000 and over                                      201
                                                                    -----------
                                                                    $     2,845
                                                                    ===========

                       First TeleBanc Corp. and Subsidiary

                           December 31, 1998 and 1997


NOTE G - INCOME TAXES

    The Bank did not record an income tax provision for the year ended December 31, 1998, because of its net operating loss carryforwards.

    Net deferred tax assets at December 31, 1998, consist of the following:

       Deferred tax assets (liabilities)
          Net operating losses                                      $ 1,393,472
          Allowance for loan losses                                      (8,162)
          Accrual to cash adjustment                                     79,752
          AMT credit carryforwards                                        7,442
          Fixed assets                                                   (6,245)
          Other                                                           9,555
                                                                    -----------
                                                                      1,475,814
       Valuation allowance                                           (1,475,814)
                                                                    -----------
              Net deferred tax assets                               $        -
                                                                    ===========

    At December 31, 1998, the Bank had unused net operating loss carryforwards of approximately $3,700,000 for federal and Florida income tax purposes expiring in various amounts from the years 2005 through 2018. The Bank underwent an ownership change as defined in Section 382 of the Internal Revenue Code (the Code) that limits the Bank's utilization of tax net operating loss carryforwards generated prior to the ownership change. The loss carryforwards reflect the maximum benefit that could be obtained from the net operating losses due to limitations under Code Section 382.

    A valuation allowance has been recorded to reflect a net deferred tax asset that management believes is realizable in future tax years.

NOTE H - STOCKHOLDERS' EQUITY

    First TeleBanc is authorized to issue 10,000,000 shares of capital stock comprising 7,500,000 shares of Class A Voting Common Stock, 500,000 shares of Class B Non-voting Common Stock, convertible into Class A Voting Common Stock upon the occurrence of certain events, and 2,000,000 shares of Preferred Stock.

    CLASS A VOTING COMMON STOCK

    Holders of Class A Voting Common Stock are entitled to one vote for each share held and are entitled to such dividends as may be declared by the Board of Directors, out of funds lawfully available for payment of such dividends. Upon any liquidation, dissolution or winding up of the affairs of the Company, Class A common stockholders are entitled to receive a pro-rata distribution of the remaining assets of the Company after all claimants or creditors have been paid in full. Class A common stockholders do not have any preemptive rights to subscribe for shares of any stock of the Company or any warrants, indebtedness or other securities of the Company.

                                   (Continued)

                       First TeleBanc Corp. and Subsidiary

                           December 31, 1998 and 1997


NOTE H - STOCKHOLDERS' EQUITY - Continued

    CLASS B NON-VOTING COMMON STOCK

    Class B common stockholders do not have voting rights or liquidating rights, are not entitled to receive dividends regardless of the form and do not have preemptive rights except for the occurrence of certain events in which case the shares of Class B Non-voting Common Stock shall be convertible into shares of Class A Voting Common Stock on a one-to-one basis.

    The Board of Directors elected to issue 150,000 shares of Class B Non-voting Common Stock at $0.01 per share to the principal organizers of the Company as compensation for certain capital raising activities of the Company.

    PREFERRED STOCK

    The Board of Directors is authorized, subject to any limitations prescribed by the law, to provide for the issuance of shares of Preferred Stock in series, and to establish the number of shares to be included in each series and fix the designation, powers, preferences and rights of each series and any qualifications, limitations or restrictions thereof.

NOTE I - COMMITMENTS AND CONTINGENCIES

    OPERATING LEASES

    The Bank utilizes certain office space and equipment under operating leases expiring through December 31, 1999. Total rent expense under such operating leases included in occupancy expense was approximately $1,000 for the year ended December 31, 1998. Approximate minimum payments under these non-cancellable operating leases expiring December 31, 1999, total $75,000.

    OTHER

    The Bank is involved in certain litigation arising in the ordinary course of business. In the opinion of management, the outcome of this litigation will not have a significant effect on the accompanying consolidated financial statements.

NOTE J - FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK AND CONCENTRATION OF CREDIT RISK

    The Bank is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit, standby letters of credit and written financial guarantees. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the balance sheets. The contract or notional amounts of those instruments reflect the extent of the Bank's involvement in particular classes of financial instruments.

                                   (Continued)

                       First TeleBanc Corp. and Subsidiary

                           December 31, 1998 and 1997


NOTE J - FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK AND CONCENTRATION OF CREDIT RISK - Continued

    The Bank's exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit, standby letters of credit and written financial guarantees is represented by the contractual amount of those instruments. The Bank uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments.

    The approximate contract amounts at December 31, 1998, are as follows:

       Unfunded line of credit                                      $   113,000
       Unfunded loan commitments                                        274,000
       Standby letters of credit                                         17,000

    Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the agreement. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Bank evaluates each customer's creditworthiness on a case-by-case basis. The amount of collateral obtained, if it is deemed necessary by the Bank upon extension of credit, is based on management's credit evaluation of the counterparty. Collateral held varies but may include accounts receivable, inventory, property, plant and equipment, and income-producing commercial properties.

    Standby letters of credit and written financial guarantees are conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. These guarantees are primarily issued to support public and private borrowing arrangements.

    The Bank has not been required to perform on any financial guarantees during the past year. The Bank has not incurred any losses on its commitments in 1998.

    The Bank is a nationally chartered commercial bank headquartered in Boca Raton, Florida. The Bank principally extends credit for commercial business and commercial real estate loans, substantially all of which are located in South Florida. Although the Bank maintains a diversified loan portfolio, a substantial portion of its borrowers' abilities to repay loans is dependent upon the economic condition of the South Florida region.

                       First TeleBanc Corp. and Subsidiary

                           December 31, 1998 and 1997


NOTE K - REGULATORY MATTERS

    The Bank is subject to various regulatory and capital requirements administered by federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory--and possibly additional discretionary--actions by the regulators that, if undertaken, could have a direct material effect on the Bank's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank's assets, liabilities and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank's capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors.

    Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios (set forth in the following table) of total and Tier I capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier I capital (as defined) to average assets (as defined). Management believes, as of December 31, 1998, that the Bank meets all capital adequacy requirements to which it is subject.

    As of December 31, 1998, the most recent notification from federal banking agencies categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, the Bank must maintain minimum total risk-based, Tier I risk-based and Tier I leverage as set forth in the table. There are no conditions or events since that notification that management believes have changed the Bank's category.

                                                                                 To be well
                                                                              capitalized under
                                                            For capital       prompt corrective
                                           Actual         adequacy purposes   action provisions
                                    -------------------   -----------------   ------------------
                                     Amount      Ratio     Amount    Ratio     Amount     Ratio
                                     ------      -----    -------    -----    -------     -----
                                                       (in thousands, except per share data)
     As of December 31, 1998
     -----------------------
          Total capital (to risk-
              weighted assets)
              Bank                  $1,896,000   26.18%   $579,000  > 8.00%   $724,000   >10.00%
                                                                    -                    -

          Tier I capital (to risk-
              weighted assets)
              Bank                   1,809,000   24.98     290,000  > 4.00     435,000   >  6.00
                                                                    -                    -

          Tier I capital (to
              average assets)
              Bank                   1,809,000   14.39     503,000  > 4.00     629,000   >  5.00
                                                                    -                    -

    The Bank, as a nationally chartered bank, is subject to statutory dividend restrictions.

                       First TeleBanc Corp. and Subsidiary

                           December 31, 1998 and 1997


NOTE L - PENDING ACQUISITION

    On April 12, 1999, First TeleBanc entered into an Agreement and Plan of Reorganization (the Merger Agreement) with Equitex, Inc. (Equitex) which provides for the merger of First TeleBanc and Equitex. The Agreement provides that each share of First TeleBanc Class A Voting Common Stock will be converted into and exchanged for Equitex Common Stock based upon factors defined in the Merger Agreement. The Merger Agreement is subject to regulatory and shareholder approval. As of December 31, 1998, Equitex owns 52,500 shares, or 9.7%, of First TeleBanc Class A Voting Common Stock.

                                    EXHIBIT 3


                      First Bankers Mortgage Services, Inc.
                        Consolidated Financial Statements
                               for the year ended
                                December 31, 1998
                              and the period ended
                                  June 30, 1999

                             First Bankers Mortgage
                                 Services, Inc.
                                 And Subsidiary





                        Consolidated Financial Statements
                           December 31, 1998 and 1997

                             FIRST BANKERS MORTGAGE
                                 SERVICES, INC.
                                 AND SUBSIDIARY

                                    Contents
--------------------------------------------------------------------------------


         Independent Auditors' Report ....................................... 3

         Consolidated Financial Statements:

                  Balance Sheets ........................................... 4-5

                  Statements of Operations ................................... 6

                  Statements of Stockholders' Equity ......................... 7

                  Statements of Cash Flows ................................... 8

                  Summary of Significant Accounting Policies .............. 9-11

                  Notes to Financial Statements .......................... 12-19

                                       DBC
                            DAVID B. COHEN & COMPANY
                        CERTIFIED PUBLIC ACCOUNTANTS AND
                             MANAGEMENT CONSULTANTS

1771 SPRINGDALE ROAD                                       5762 OKEECHOBEE BLVD.
CHERRY HILL, NJ 08003                                                  SUITE 405
TEL: (888) 424-1667                                  WEST PALM BEACH, FLA. 33417
FAX: (609) 424-1713



                          INDEPENDENT AUDITORS' REPORT

First Bankers Mortgage Services, Inc.
Fort Lauderdale, Florida
Marlton, New Jersey

We have audited the consolidated balance sheets of First Bankers Mortgage Services, Inc. as of December 31, 1998 and 1997, and the related consolidated statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of First Bankers Mortgage Services, Inc. at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.




                                                  David B. Cohen  and Company
                                                  Certified Public Accountants
                                                  West Palm Beach, Florida
                                                  March 18, 1999

                             First Bankers Mortgage
                                 Services, Inc.
                                 And Subsidiary

                           Consolidated Balance Sheets


December 31,                                             1998            1997
--------------------------------------------------------------------------------
ASSETS

   Cash ........................................     $   403,294     $   279,243

   Mortgage loans held for sale ................      60,407,432      59,711,231

   Receivables due on mortgages sold ...........       1,011,868       1,232,150

   Advances and other receivables ..............       1,723,460       1,232,519

   Prepaid expenses and deferred charges .......         154,777         136,658

   Deferred income taxes (Note 4) ..............          25,628          10,000

   Property and equipment, net (Note 1) ........         922,389         911,589

   Related party advances (Note 6) .............               0         329,000

                                                     -----------     -----------

                                                     $64,648,848     $63,842,390
                                                     ===========     ===========

The accompanying notes are an integral part of these financial statements.

                             First Bankers Mortgage
                                 Services, Inc.
                                 And Subsidiary

                           Consolidated Balance Sheets


December 31,                                            1998             1997
--------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities

    Warehouse loans and other notes payable (Note 2) $54,616,448     $55,331,758
    Accounts payable and accrued expenses ......       5,011,976       4,680,841
    Dividends payable ..........................          45,535          29,732
    Customer deposits ..........................       1,084,493         395,902
    Federal and state tax liablility (Note 4)
             Current ...........................         283,725          20,000
             Deferred ..........................               0         232,000
                                                     -----------     -----------


Total Liabilities ..............................      61,042,177      60,690,233
                                                     -----------     -----------

COMMITMENTS (Notes 5 and 8)


STOCKHOLDERS' EQUITY (Note 3)
    Preferred stock, 12% cumulative,
       callable at par value, $10 par;
       1,000,000 shares authorized, 208,950
       shares issued and outstanding ...........       2,089,500       1,752,000
    Common stock, $.01 par; 10,000,000 shares
       authorized, 3,000,000 shares issued
       and outstanding .........................          30,000           2,000
    Additional paid-in capital .................       1,351,687       1,379,687
    Retained earnings ..........................         135,484          18,470
                                                     -----------     -----------
Total Stockholders' Equity .....................       3,606,671       3,152,157
                                                     -----------     -----------
                                                     $64,648,848     $63,842,390
                                                     ===========     ===========

The accompanying notes are an integral part of these financial statements.

                             First Bankers Mortgage
                                 Services, Inc.
                                 And Subsidiary

                      Consolidated Statements of Operations

Years ended December 31,                                1998           1997
--------------------------------------------------------------------------------
      OPERATING REVENUES
         Loan originations .......................  $ 3,461,348    $ 1,643,357
         Sales of mortgage servicing rights ......   23,449,275     12,761,948
         Interest from mortgage operations .......    5,061,693      2,717,380
         Commercial income .......................      223,464              0
         Appraisal services ......................       82,985         64,393
                                                    -----------    -----------


      TOTAL OPERATING REVENUES ...................   32,278,765     17,187,078
                                                    -----------    -----------


      OPERATING EXPENSES
         Personel, including officers' salaries
            and employee benefits ................    6,743,825      5,205,653
         Sales commissions and fees ..............   15,539,598      7,134,896
         General and administrative ..............    4,961,827      1,906,198
         Interest ................................    4,434,843      2,578,007
                                                    -----------    -----------


      TOTAL OPERATING EXPENSES ...................   31,680,093     16,824,754
                                                    -----------    -----------


      Income from operations .....................      598,672        362,324
      Provision for income taxes (Note 4) ........      173,465        165,000
                                                    -----------    -----------

      NET INCOME .................................  $   425,207    $   197,324
                                                    ===========    ===========

The accompanying notes are an integral part of these financial statemants.

                             First Bankers Mortgage
                                 Services, Inc.
                                 And Subsidiary

                 Consolidated Statements of Stockholders' Equity


                                                                                          Additional
                                    Preferred Stock               Common Stock             Paid-in       Retained
                                  Shares       Amount         Shares        Amount         Capital       Earnings         Total
----------------------------------------------------------------------------------------------------------------------------------

Balance at December 31, 1996        56,500   $   565,000       200,000    $     2,000    $ 1,379,687    $   106,476    $ 2,053,163

Capital contributions ......       118,700     1,187,000          --             --             --             --        1,187,000

Dividends declared .........          --            --            --             --             --         (285,330)      (285,330)

Net income for the year ....          --            --            --             --             --          197,324        197,324
                               -----------   -----------   -----------    -----------    -----------    -----------    -----------

Balance at December 31, 1997       175,200   $ 1,752,000       200,000    $     2,000    $ 1,379,687    $    18,470    $ 3,152,157

Capital contributions ......        33,750       337,500     2,800,000         28,000        (28,000)          --          337,500

Dividends declared .........          --            --            --             --             --         (308,193)      (308,193)

Net income for the year ....          --            --            --             --             --          425,207        425,207
                               -----------   -----------   -----------    -----------    -----------    -----------    -----------

Balance at December 31, 1998       208,950   $ 2,089,500     3,000,000    $    30,000    $ 1,351,687    $   135,484    $ 3,606,671
                               ===========   ===========   ===========    ===========    ===========    ===========    ===========

The accompanying notes are an integral part of these financial statements.

                             First Bankers Mortgage
                                 Services, Inc.
                                 And Subsidiary

                      Consolidated Statements of Cash Flows

Years ended December 31,                                      1998            1997
-------------------------------------------------------------------------------------
Operating Activities
Net income ...........................................   $    425,207    $    197,324
Adjustments to reconcile net income to
   net cash provided (used) by operating activities:
            Depreciation and amortization ............        324,533         164,518
            Deferred income taxes ....................       (246,493)        296,000
            Mortgage loan reserve ....................         94,217         249,073
            Decrease (Increase) in:
                 Mortgage loans held for sale ........       (854,418)    (37,887,521)
                 Advances and other receivables ......       (490,775)        190,868
                 Prepaid expenses and deferred charges        (18,285)         (6,460)
                 Receivables due on mortgages sold ...        220,282        (547,017)
                 Related party advances ..............        329,000        (329,000)
            Increase in:
                 Accounts payable and accrued expenses        334,436       1,769,533
                 Customers deposits ..................        688,591         111,779
                 Income tax liability ................        263,725          11,000
                                                         ------------    ------------
Net cash provided (used) by operating activities .....      1,070,020     (35,779,903)
                                                         ------------    ------------
Investing Activities
   Expenditures for property and equipment............       (239,691)       (133,841)
                                                         ------------    ------------
Net cash used by investing activities ................       (239,691)       (133,841)
                                                         ------------    ------------
Financing Activities
   Borrowings under credit lines, net ................       (751,388)     35,075,689
   Capital contributions .............................        337,500       1,187,000
   Capital distributions - cash ......................       (292,390)       (255,598)
                                                         ------------    ------------
 Net cash (used) provided by financing activities ....       (706,278)     36,007,091
                                                         ------------    ------------

 Net increase in cash ................................        124,051          93,347
 Cash, beginning of period ...........................        279,243         185,896
                                                         ------------    ------------
 Cash, end of period .................................   $    403,294    $    279,243
                                                         ============    ============
  Interest paid ......................................   $  2,034,000    $  2,025,000
                                                         ============    ============
  Income taxes paid ..................................         21,949          18,536
                                                         ============    ============
  Non Cash Investing and Financing Activities
   Capital lease obligations incurred
        For use of equipment .........................   $     61,186    $    411,188
                                                          ============    ============

The accompanying notes are an integral part of these financial statements.

                             FIRST BANKERS MORTGAGE
                                 SERVICES, INC.
                                 AND SUBSIDIARY

                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

BUSINESS First Bankers Mortgage Services, Inc. (The "Company") is a mortgage banker and is principally engaged in the origination and sale of residential and commercial mortgages. They are also a provider of FHA and VA assisted mortgages under the United States HUD lending program. The mortgages are classified as wholesale, retail, or commercial and are originated through retail branches and wholesale lending centers. In December 1997, the company's board of directors adopted a plan to discontinue operations of its Glastonbury Ct. branch office. Total operating revenues of this branch office for the year ended December 31, 1998 were $5,580,000. A loss of $174,537 was incurred from those operations in 1998.

PRINCIPALS OF       The accompanying consolidated financial statements include
CONSOLIDATION       the accounts of the Company and its wholly owned subsidiary,
                    United Appraisal Services, Inc. All material intercompany transactions and balances have been eliminated in consolidations.

PROPERTY AND        Property and equipment are recorded at cost. Depreciation
EQUIPMENT           and amortization are computed using accelerated methods over the estimated useful lives of the assets, generally three to ten years.

LOAN ORIGINATIONS, Gain or loss on sale of loans is recognized at the time of SALES AND SERVICING the sale. Origination fees and loan origination costs on such loans are recognized when the mortgage is sold, which is normally within 30 days of the origination of the loan. Interest earned on these mortgages is recognized as income from the time the mortgage is closed to the time the mortgage is sold. At December 31, 1998 the Company had no fixed rate loan commitments below prevailing market rates.

                    The Company generally sells the servicing rights on mortgages. The Company has adopted the provisions of Financial Accounting Standards No. 122, Accounting for Mortgage Servicing Rights, and accordingly capitalizes the fair value (quoted market prices) of retained mortgages servicing rights on loans sold (none in 1998 or 1997).

                             FIRST BANKERS MORTGAGE
                                 SERVICES, INC.
                                 AND SUBSIDIARY

                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

LOAN ORIGINATIONS, Capitalized mortgage servicing rights on such loans will be SALES AND SERVICING amortized in proportion to and over the period of estimated
(CONTINUED)         net servicing income. The carrying amount of capitalized
                    mortgage servicing rights is evaluated for impairment based upon quoted market prices of similar loans.

                    Mortgage loans held for sale are recorded at the lower of aggregate cost or market value.

                    The Company finances certain mortgage originations pursuant to a gestation program with an investment banking firm. Such loan originations are immediately sold to the investment banking firm in exchange for approximately 98% of the sales amount, with the balance due upon resale to the investor. As of December 31, 1998 and 1997, loans aggregating approximately $20.4 million and $20.1 million, respectively, were pending ultimate resale to investors by the mortgage services firm. Estimated losses (none at December 31, 1998 and 1997) are provided on loans sold subject to repurchase by the Company. However, an adequate provision is made by way of a general loan loss reserve for any potential loss that may result on loans for the periods reported.

INCOME TAXES        The Company accounts for income taxes under the provisions of Financial Accounting Standards No. 109, Accounting for
                    Income Taxes, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. Such temporary differences arose principally from the use of the cash basis of accounting for income tax purposes. For the tax year ended 1998 the Company is required under provisions of the Internal Revenue Code to file as an accrual basis taxpayer.

                             FIRST BANKERS MORTGAGE
                                 SERVICES, INC.
                                 AND SUBSIDIARY

                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

ESTIMATES           The preparation of financial statements in conformity with gen- erally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period reported. Estimates are used when accounting for allowances for doubtful accounts, accounts receivable, loan loss reserve, depreciation, taxes and contingencies. Actual results could differ from those estimates.

ADVERTISING         Costs The Company expenses advertising costs when the
                    advertisement occurs. There were no capitalized advertising costs at December 31, 1998 and 1997.

RECLASSIFICATIONS   Certain reclassifications have been made to the 1997
                    financial statements to conform to the 1998 presentation.

                             FIRST BANKERS MORTGAGE
                                 SERVICES, INC.
                                 AND SUBSIDIARY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. PROPERTY AND     Property and equipment consists of the following:
   EQUIPMENT        DECEMBER 31,                      1998              1997
                    -----------------------------------------------------------

                    Furniture and fixtures        $   162,568       $   116,090
                    Office equipment                  235,770           241,838
                    Leasehold improvements            103,915            87,992
                    Computer software                  58,973            39,402
                    Computer equipment                310,484           155,018
                    Telecommunication equipment        85,646            77,322
                    -----------------------------------------------------------
                                                      957,356           717,662

                    Accumulated depreciation         (476,815)         (297,759)
                    -----------------------------------------------------------
                                                  $   480,541       $   419,903
                    ===========================================================


                    Capitalized Leases
                    ------------------

                    In 1997, the Company entered into a capital lease to purchase computer equipment for its various branch locations. The term of the agreement does not exceed a four year period and the asset is capitalized under the provisions of Financial Accounting Standards No. 13.

                    Property   acquired   under  capital
                    leases consists of the following:

                    DECEMBER 31,                      1998              1997
                    -----------------------------------------------------------

                    Equipment                     $   662,297       $   601,111
                    Accumulated amortization         (220,449)         (109,425)
                    -----------------------------------------------------------


                                                  $   441,848       $   491,686
                    ===========================================================

                             FIRST BANKERS MORTGAGE
                                 SERVICES, INC.
                                 AND SUBSIDIARY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. PROPERTY AND     The company also has various equipment acquired under
   EQUIPMENT        capital lease agreements which require payments of
   (CONTINUED)      principal and interest.  There were no capitalized interest costs related to these transactions for either 1998 or 1997.
                    The total lease payments for 1998 and 1997 respectively were $203,356 and $98,181 net of interest.

                    The future minimum lease payments under these financing agreements are as follows:

                    Capital Leases
                    -----------------------------------------------------------
                    1999                                            $   204,578
                    2000                                                122,205
                    2001                                                 75,855
                    2002                                                 39,791
                    -----------------------------------------------------------
                    Total minimum lease payment                         442,429
                    Less: imputed interest                               52,222
                    -----------------------------------------------------------
                    Present value of net minimum lease payments     $   390,207
                    ===========================================================


2. BORROWINGS       Borrowings consist of the following:

                    December 31,                     1998              1997
                    -----------------------------------------------------------

                    Warehouse credit line,
                    $25,000,000 limit at December
                    31, 1998 bearing interest at
                    the federal funds rate plus
                    1.625% (8.750% December 31,
                    1998), matures in February 28,
                    1999 requires certain equity
                    and leverage ratios,
                    collateralized by first
                    mortgage loans with a carrying
                    value of $23,219,229 and
                    $29,119,936 for 1998 and
                    1997 respectively and is
                    guaranteed by the Company's
                    stockholders.                 $21,834,671       $27,383,526

                             FIRST BANKERS MORTGAGE
                                 SERVICES, INC.
                                 AND SUBSIDIARY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                      1998              1997
                                                      ----              ----
2. BORROWINGS       Loan financing credit line,
  (CONTINUED)       $30,000,000 limit at December
                    31, 1997, bearing interest at
                    the daily federal funds rate
                    (7.2168 at December 31, 1997),
                    due on demand, collateralized
                    by first mortgage loans with
                    a carrying value of
                    $27,846,089. This loan was
                    converted in 1998 to a repo
                    loan.                         $         -       $27,563,736

                    Warehouse credit line,
                    $30,000,000 limit at December
                    31, 1998. Bearing interest at
                    the Cooper River Funding rate
                    plus 1.9625% (7.15% December
                    31, 1998) matures in February
                    1999 requires certain equity
                    and leverage ratios,
                    collateralized by first
                    mortgage loans with a carrying
                    value of $27,846,089 for 1998
                    and is guaranteed by the
                    Company's stockholders.        26,310,079                 -


                    Working capital credit
                    facility at December 31, 1998,
                    interest payable monthly at an
                    annual rate equal to the
                    lender's prime rate plus 1%
                    uncollateralized line of
                    credit matures August 1999.       477,000           180,000

                    Warehouse credit line
                    $7,500,000 limit at December
                    31, 1998, bearing interest at
                    the federal funds rate plus
                    .50% requires certain equity
                    and leverage ratios,
                    collateralized by first
                    mortgage loans with a carrying
                    value of $5,722,509 and is
                    guaranteed by the Company's
                    stockholders.                   5,398,593                 -

                    Other notes payable at
                    December 31, 1998, consists of
                    bank debt and notes with
                    private investors, bearing
                    interest at rates of 10.25% to
                    15.00%, with interest payable
                    as agreed upon.                   596,105           204,496
                    -----------------------------------------------------------
                                                  $54,616,448       $55,331,758
                    ===========================================================

                             FIRST BANKERS MORTGAGE
                                 SERVICES, INC.
                                 AND SUBSIDIARY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3. STOCKHOLDERS'    The Company is required to maintain certain regulatory net
   EQUITY           worth requirements. These requirements prohibit the Company from paying dividends or other distributions which would reduce its regulatory net worth below standards set by certain regulatory agencies. The Company's net worth at December 31, 1998 and 1997 was in excess of the regulatory requirements of $1,469,502 and $1,260,345 respectively.

                    Additionally, the company in accordance with requirements under a warehouse loan agreement is required to maintain a minimum adjusted tangable net worth of $2,500,000.

4. INCOME TAXES     The Company's provision for income taxes was as follows:


                                                     1998              1997
                    -----------------------------------------------------------
                    Current                       $   419,958       $  (131,000)
                    Deferred                         (246,493)          296,000
                    -----------------------------------------------------------
                    Total Provision for
                     Income Taxes                 $   173,465       $   165,000
                    ===========================================================


                    The deferred tax consequences of temporary differences in reporting items for financial statement and income tax purposes are recognized if appropriate. Realization of the future tax benefit of net operating loss carryforwards is dependent on the Company's ability to generate taxable income within the net operating loss carryforward period. Management has considered this in reaching its conclusion that no valuation allowance is necessary for financial reporting purposes.

                             FIRST BANKERS MORTGAGE
                                 SERVICES, INC.
                                 AND SUBSIDIARY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


4. INCOME TAXES     The income tax effect of temporary differences comprising
  (CONTINUED)       the deferred tax assets (liabilities) on the accompanying
                    balance sheets is a result of the following:

                                                     1998              1997
                    -----------------------------------------------------------
                    Deferred tax assets:
                     Federal tax operating
                      Loss carry forwards         $    25,628       $    10,000
                    Other                                   -                 -
                    -----------------------------------------------------------
                                                  $    25,628       $    10,000
                    -----------------------------------------------------------
                    Deferred tax liabilities:
                     Federal                                -          (152,000)
                     State                                  -           (80,000)
                    Valuation allowance                     -                 -
                    -----------------------------------------------------------
                    Net deferred tax asset
                     (liability)                  $    25,628       $  (232,000)
                    ===========================================================


                    A reconciliation between the statutory federal income tax rate (34%) and the effective rate of income tax expense for each of the two years during the period ended December 31, 1998 and 1997 follows:

                                                     1998              1997
                    -----------------------------------------------------------

                    Statutory federal income
                     tax rate                              34%               34%
                    Increase/(decrease)in taxes
                     resulting from:
                    State tax average rates                 9                 9
                    Utilization of tax benefit
                     (costs)                            (14.0)             (2.5)
                    -----------------------------------------------------------
                    Effective rate                       29.0%             45.5%
                    ===========================================================

                             FIRST BANKERS MORTGAGE
                                 SERVICES, INC.
                                 AND SUBSIDIARY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------





5. COMMITMENTS      The Company leases one of its facilities under the terms of an operating lease from an entity in which the principal stock- holders of the Company are partners. The lease contains an escalatory clause which is tied to the consumer price index. Additionally, the Company leases office facilities and equip- ment under operating leases with unrelated parties. Rent expense for 1998 and 1997 aggregated
                    $425,500 and $390,490 respectively, including $155,150 and $121,430 on the related party lease.

                    The total future minimum lease commitments pursuant to these leases are as follows:

                    Year ending December 31,
                    -----------------------------------------------------------


                                   1999                      $     395,631
                                   2000                            212,069
                                   2001                             71,998
                    -----------------------------------------------------------
                    Minimum lease commitments terminate in year 2001.


6. RELATED PARTY    Amounts due from an officer reflected as related party
   TRANSACTIONS     advances were repaid during 1998 by the issuance of
                    additional compensation to the officer.

                             FIRST BANKERS MORTGAGE
                                 SERVICES, INC.
                                 AND SUBSIDIARY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------




7. FAIR VALUE OF    Statement of Financial Accounting Standards No. 107,
   FINANCIAL        "Disclosure About Fair Value of Financial Instruments"
   INSTRUMENTS      ("SFAS No. 107"), requires that the Company disclose
                    estimated fair value for its financial instruments. Fair value estimates, methods and assumptions are set forth below for the Company's financial instruments:

                                 December 31, 1998        December 31, 1997
                                 -----------------        -----------------
                                 Carrying     Fair        Carrying    Fair
                                  Amount      Value        Amount     Value
                    -----------------------------------------------------------
                    Assets:
                    Mortgage
                    loans held
                    for Sale   $60,407,432 $61,257,892  $59,711,231 $60,539,512

                    Liabilities:
                    Warehouse
                    Loans and
                    Other
                    Payables   $54,616,448 $54,616,448  $55,331,758  $55,331,758



                    The fair value estimates are made at a distinct point in time based on relevant market information and information about the financial instruments. Because the Company's financial instru- ments are not quoted on a specific market, fair value estimates are based on judgements regarding future expected loss experi- ence, current economic conditions, risk characteristics of vari- ous financial instruments and other factors. These estimates are subjective in nature and involve uncertainties and matters of sig- nificant judgement.

                             FIRST BANKERS MORTGAGE
                                 SERVICES, INC.
                                 AND SUBSIDIARY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

8. EMPLOYEE         The Company has a defined contribution plan covering all
   BENEFIT          full-time employees of the company who have three months
   PLAN(401-K)      of service and are twenty-one years of age or older. For the years ended December 31, 1998 and 1997, the employer's matching contribution equals 50% of the portion of the participant's salary reduction which does not exceed 2% of the participant's compensation. The Company incurred a contribution expense of $50,772 and $36,096 as of December
                    31, 1998 and 1997 respectively, representing the Company's voluntary matching contribution to the plan.

                             FIRST BANKERS MORTGAGE
                                 SERVICES, INC.
                                 AND SUBSIDIARY






                        CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 1999
                                       AND
                                December 31, 1998

                             FIRST BANKERS MORTGAGE
                                 SERVICES, INC.
                                 AND SUBSIDIARY




                                    Contents








Financial Statements:


Balance Sheets.......................................................... 3 - 4

Statements of Operations................................................ 5

Statements of Stockholders' Equity...................................... 6

Statements of Cash Flows................................................ 7

Summary of Significant Accounting Policies.............................. 8 - 10

Notes to Financial Statements........................................... 11 - 18

                             FIRST BANKERS MORTGAGE
                                 SERVICES, INC.
                                 AND SUBSIDIARY

                          CONSOLIDATED BALANCE SHEETS

                                                   June 30,        December 31,
                                                     1999              1998
                                                 ------------      ------------
                                                 (Unaudited)
Assets

Cash .......................................     $    822,101      $    403,294

Mortgage loans held for sale ...............       61,169,957        60,758,903

  less: Loan Loss Reserve Account ..........       (1,118,564)         (351,471)

Receivables due on mortgages sold ..........          545,006         1,011,868

Advances and other receivables .............        1,905,099         1,723,460

Prepaid expenses and deferred charges ......          408,268           154,777

Income taxes refund (Note 4) ...............          362,347            25,628

Property and equipment, net (Note 1) .......          779,666           922,389
                                                 ------------      ------------
                                                 $ 64,873,880      $ 64,648,848
                                                 ============      ============

The accompanying notes are an integral part of these financial statements.

                             FIRST BANKERS MORTGAGE
                                 SERVICES, INC.
                                 AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEETS

                                                   June 30,        December 31,
                                                     1999              1998
                                                 ------------      ------------
                                                 (Unaudited)
Liabilities and Stockholders' Equity

Liabilities

  Warehouse loans and other notes payable
   (Note 2).................................     $ 55,995,837      $ 54,616,448
  Accounts payable and accrued expenses ....        5,643,209         5,011,976
  Customer deposits ........................        1,405,392         1,084,493
  Federal and state tax liability (Note 4)
      Current ..............................          283,725           283,725
      Deferred .............................             --                --
                                                 ------------      ------------
Total Liabilities ..........................       63,328,163        60,996,642
                                                 ------------      ------------
Commitments (Note 5 and 8)

Stockholders' Equity (Note 3)
  Preferred Stock, 12% dividend payable
     annually, cumulative, callable at
     par value, $10 par; 1,000,000 shares
     authorized, 286,000 shares issued and
     outstanding at June 30, 1999, (208,950
     shares at December 31, 1998) ..........        2,860,000         2,089,500
  Common stock, $.01 par; 10,000,000 shares
     authorized, 3,000,000 shares issued
     and outstanding .......................           30,000            30,000
  Additional paid-in capital ...............        1,449,688         1,351,687
  Retained earnings/(deficit) ..............       (2,793,971)          181,019
                                                 ------------      ------------
Total Stockholders' Equity .................        1,545,717         3,652,206
                                                 ------------      ------------
                                                 $ 64,873,880      $ 64,648,848
                                                 ============      ============

The accompanying notes are an integral part of these financial statements.

                             FIRST BANKERS MORTGAGE
                                 SERVICES, INC.
                                 AND SUBSIDIARY

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                             Six months ended Six months ended   Year ended
                                                  June 30,        June 30,      December 31,
                                                    1999            1998            1998
                                                ------------    ------------    ------------
                                                (Unaudited)     (Unaudited)
Operating Revenues

  Loan originations .........................   $    443,135    $  1,135,539    $  3,461,348
  Sales of mortgage servicing rights ........      7,568,128       8,693,790      23,449,275
  Interest from mortgage operations .........      1,797,071       2,089,542       5,061,693
  Commercial income .........................         57,004          98,522         223,464
  Appraisal services ........................           --            22,445          82,985
                                                ------------    ------------    ------------
Total Operating Revenues ....................      9,865,338      12,039,838      32,278,765
                                                ------------    ------------    ------------
  Personnel, including officers' salaries and
   employee benefits ........................      2,768,851       3,194,355       6,743,825
  Sales commissions and fees ................      3,436,572       4,674,319      15,539,598
  General and Administrative ................      4,556,095       2,018,671       4,961,827
  Interest ..................................      1,927,363       1,429,594       4,434,843
  Corporate reorganization ..................        308,210            --              --
                                                ------------    ------------    ------------
Total Operating Expenses ....................     12,997,091      11,316,939      31,680,093
                                                ------------    ------------    ------------
Income/(loss) before Income Tax .............     (3,131,753)        722,899         598,672

Income Tax (Provision)/Benefit (Note 4) .....        336,719        (124,254)       (173,465)
                                                ------------    ------------    ------------

Net Income/(Loss) ...........................   $ (2,795,034)   $    598,645    $    425,207
                                                ============    ============    ============

The accompanying notes are an integral part of these financial statements.

                             FIRST BANKERS MORTGAGE
                                 SERVICES, INC.
                                 AND SUBSIDIARY

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                                                                                           Additional       (Deficit)
                                      Preferred      Stock         Common       Stock        Paid-in        Retained
                                        Shares       Amount        Shares       Amount       Capital        Earnings       Total
-----------------------------------------------------------------------------------------------------------------------------------


Balance at December 31, 1997 .......    175,200   $ 1,752,000       200,000   $    2,000   $ 1,379,687    $    48,202   $ 3,181,889

Capital contributions ..............     33,750       337,500     2,800,000       28,000       (28,000)                     337,500

Dividends - cash ...................                                                                         (292,390)     (292,390)

Net income .........................                                                                          425,207       425,207
                                      ---------   -----------    ----------   ----------   -----------    -----------   -----------

Balance at December 31, 1998 .......    208,950   $ 2,089,500     3,000,000   $   30,000   $ 1,351,687    $   181,019   $ 3,652,206

Capital contributions (unaudited) ..     77,050       770,500          --           --          98,001                      868,501

Dividends - cash (unaudited) .......                                                                         (179,956)     (179,956)

Net loss (unaudited) ...............                                                                       (2,795,034)   (2,795,034)
                                      ---------   -----------    ----------   ----------   -----------    -----------   -----------

Balance at June 30, 1999 (unaudited)    286,000   $ 2,860,000     3,000,000   $   30,000   $ 1,449,688    $(2,793,971)  $ 1,545,717
                                      =========   ===========    ==========   ==========   ===========    ===========   ===========

The accompanying notes are an integral part of these financial statements.

                             FIRST BANKERS MORTGAGE
                                 SERVICES, INC.
                                 AND SUBSIDIARY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                             Six months ended Six months ended   Year ended
                                                  June 30,        June 30,      December 31,
                                                    1999            1998            1998
                                                ------------    ------------    ------------
                                                (Unaudited)     (Unaudited)
Operating Activities
Net Income/(loss) ...........................   $ (2,795,034)   $    598,645    $    425,207
Adjustments to reconcile net income to
 net cash provided/(used) by operating
 activities:
   Depreciation and amortization ............        127,099          83,567         324,533
   Deferred income taxes ....................       (336,719)           --          (246,493)
   Decrease/(Increase) in:
     Mortgage loans held for sale ...........       (411,054)     10,257,099        (854,418)
     Loan Loss Reserve ......................        767,093          11,714          94,217
     Advances and other receivables .........       (181,639)       (284,900)       (490,775)
     Prepaid expenses and deferred charges ..       (253,491)       (113,627)        (18,285)
     Receivables due on mortgages sold ......        466,862         (62,230)        220,282
     Related party advance ..................           --              --           329,000
   Increase/(Decrease) in:
     Accounts payable and accrued expenses ..        631,233         926,765         334,436
     Customers deposits .....................        320,899         (58,530)        688,591
     Income tax liability ...................           --           263,725         263,725
                                                ------------    ------------    ------------
Net cash provided/(used) by operating
 activities: ................................     (1,664,751)     11,622,228       1,070,020
                                                ------------    ------------    ------------
Investing Activities
   Expenditures for property and equipment ..         15,624        (190,126)       (239,691)
                                                ------------    ------------    ------------
Net cash used by investing activities .......         15,624        (190,126)       (239,691)
                                                ------------    ------------    ------------
Financing Activities
   Borrowings under credit lines, net .......      1,379,389     (11,308,941)       (751,388)
   Capital contributions ....................        868,501          17,500         337,500
   Capital distributions - cash .............       (179,956)       (140,180)       (292,390)
                                                ------------    ------------    ------------
Net cash provided/(used) by financing
 activities .................................      2,067,934     (11,431,621)       (706,278)
                                                ------------    ------------    ------------

Net increase in cash ........................        418,807             481         124,051
Cash, Beginning of period ...................        403,294         279,243         279,243
                                                ------------    ------------    ------------
Cash, End of period .........................   $    822,101    $    279,724    $    403,294
                                                ============    ============    ============

Interest Paid ...............................   $  2,585,920    $  1,103,114    $  2,034,000
Income Taxes Paid ...........................           --              --            21,949
                                                ============    ============    ============
Non Cash Investing  and Financing Activities
   Capital lease obligations incurred
    For use of equipment ....................           --              --            61,186
                                                ============    ============    ============

The accompanying notes are an integral part of these financial statements.

                             FIRST BANKERS MORTGAGE
                                 SERVICES, INC.
                                 AND SUBSIDIARY

                    SUMMARY OF SIGNIFICANT ACCOUNTING POLICES


BUSINESS First Bankers Mortgage Services, Inc. (The "Company") is a mortgage banker and is principally engaged in the origination and sale of residential mortgages and commercial loan properties. They are also a provider of FHA and VA assisted mortgages under the United States HUD lending program. The mortgages are classified as wholesale, retail, or commercial and are originated through retail branches and wholesale lending centers. In December 1998, the company's board of directors adopted a plan to discontinue operations of its Glastonbury, CT. branch office. Total operating revenues of this branch office for the year ended December 31, 1998 were $5,580,000. A loss of $174,534 was incurred from those operations in 1998.

PRINCIPALS OF           The accompanying consolidated financial statements
CONSOLIDATION           include the accounts of the Company and its wholly owned
                        subsidiary, United Appraisal Services, Inc. All material inter-company transactions and balances have been eliminated in consolidations.

PROPERTY AND            Property and equipment are recorded at cost.
EQUIPMENT               Depreciation and amortization are computed using
                        accelerated methods over the estimated useful lives of the assets, generally three to ten years.

LOAN ORIGINATION,       Gain or loss on sale of loans is recognized at the time
SALES AND SERVICING     of the sale. Origination fees and loan origination costs
                        on such loans are recognized when the mortgage is sold, which is normally within 30 days of the origination of the loan. Interest earned on these mortgages is recognized as income from the time the mortgage is closed to the time the mortgage is sold. At June 30, 1999 and December 31, 1998 the Company had no fixed rate loan commitments below prevailing market rates.

                        The Company generally sells the servicing rights on mortgages. The Company has adopted the provisions of Financial Accounting Standards No. 122, Accounting for Mortgage Servicing Rights, and accordingly capitalizes the fair value (quoted market price) of retained mortgages servicing rights on loans sold (none in 1999 and 1998).

                             FIRST BANKERS MORTGAGE
                                 SERVICES, INC.
                                 AND SUBSIDIARY

                    SUMMARY OF SIGNIFICANT ACCOUNTING POLICES


                        Capitalized mortgage servicing rights on such loans will be amortized in proportion to and over the period of estimated net servicing income. The carrying amount of capitalized mortgage servicing rights is evaluated for impairment based upon quoted market prices of similar loans.

                        Mortgage loans held for sale are recorded at the lower of aggregate cost or market value.

                        The Company finances certain mortgage origination pursuant to a gestation program with an investment banking firm. Such loan originations are immediately sold to the investment banking firm in exchange for approximately 98% of the sales amount, with the balance due upon resale to the investor. As of June 30, 1999 and December 31, 1998, loans aggregating aproximately $0 and $20.4 million were pending ultimate resale to investors by the mortgage services firm.

                        Estimated losses (none at June 30, 1999 and December 31,
                        1998) are provided on loans sold subject to repurchase by the Company. However, an adequate provision is made by way of a general loan losses reserve for any potential loss that may result on loans for the periods reported.

INCOME Taxes The Company accounts for income taxes under provisions of Financial Accounting Standards No. 109, Accounting for Income Taxes, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. Such temporary differences arose principally from the use of the cash basis of accounting for income tax purposes. For the tax year ended 1998 the Company is required under provisions of the Internal Revenue Code to file as an accrual basis taxpayer.

                             FIRST BANKERS MORTGAGE
                                 SERVICES, INC.
                                 AND SUBSIDIARY

                    SUMMARY OF SIGNIFICANT ACCOUNTING POLICES


ESTIMATES               The preparation of financial statements in conformity
                        with gen- erally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period reported. Estimates are used when accounting for allowances for doubtful accounts, accounts receivable, loan loss reserve, depreciation, taxes and contingencies.


ADVERTISING             Costs The Company expenses advertising costs when the
                        advertisement occurs. Advertising expenses amounted to $41,950 for June 30, 1999. As of June 30, 1998 and
                        December 31, 1999 advertising expenses were $70,789 and $151,851, respectively. No advertising expenses were capitalized for the above mentioned periods.


RECLASSIFICATIONS       Certain reclassifications have been made to the 1998
                        financial statements to conform to the 1999 presentation.


UNAUDITED               The balance sheet as of June 30, 1999, the statement of
FINANCIAL               operations and cash flows for the six months ended June
STATEMENTS              30, 1999 and 1998, and the statement of equity for the
                        six months ended June 30, 1999, have been prepared by the Company without audit. In the opinion of management, all adjustments (which include normal recurring adjustments) necessary to present fairly the financial positions, results of operations for the six months ended June 30, 1999 and 1998 are not necessarily indicative of the operating results for the full year.

                             FIRST BANKERS MORTGAGE
                                 SERVICES, INC.
                                 AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. PROPERTY AND     Property and equipment consist of the following:
   EQUIPMENT
                                                     June 30,      December 31,
                                                       1999            1998
                                                   ------------    ------------
                                                    (Unaudited)

                    Furniture and fixtures         $    172,071    $    161,653
                    Office equipment                    237,160         236,778
                    Leasehold improvements               56,172         103,915
                    Computer software                    70,275          58,973
                    Computer equipment                  318,360         310,391
                    Telecommunication equipment          85,646          85,646
                                                   ------------    ------------
                                                        939,684         957,356

                    Accumulated depreciation           (570,436)       (476,815)
                                                   ------------    ------------
                                                   $    369,248    $    480,541
                                                   ============    ============


                    Capitalized Leases
                    ------------------

                    In 1997, the Company entered into a capital lease to purchase computer equipment for its various branch locations. The term of the agreement does not exceed a four year period and the asset is capitalized under the provisions of Financial Accounting Standards No. 13.

                    Property acquired under capital leases consists of the following:

                                                     June 30,      December 31,
                                                       1999            1998
                                                   ------------    ------------
                                                    (Unaudited)

                    Equipment                      $    627,661    $    662,297
                    Accumulated amortization           (217,243)       (220,449)
                                                   ------------    ------------
                                                   $    410,418    $    441,848
                                                   ============    ============

                             FIRST BANKERS MORTGAGE
                                 SERVICES, INC.
                                 AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


                    The Company also has various equipment acquired under capital lease agreements which require payments of principal and interest. There were no capitalized interest costs related to these transactions for either 1998 or 1999. The total lease payments for 1999 and 1998 respectively were $74,486 and $203,356 net of interest.

                    The future minimum lease payments under these financing agreements at June 30, 1999 (unaudited) are as follows:

                    Capital Leases

                            1999 (remaining 6 months)              $    112,815
                            2000                                        177,497
                            2001                                        168,969
                            2002                                         29,978
                                                                   ------------
                            Total minimum lease payment                 489,259
                            Less: imputed interest                       78,841
                                                                   ------------
                            Present value of net minimum
                             lease payments                        $    410,418
                                                                   ============

2. BORROWINGS       Borrowings consist of the following:
                                                     June 30,      December 31,
                                                       1999            1998
                                                   ------------    ------------
                                                    (Unaudited)

                    Warehouse credit line,
                    $25,000,000 limit at June 30,
                    1999 (unaudited) bearing
                    interest at the federal funds
                    rate plus 1.625% (6.390% June
                    30, 1999), matures February
                    28, 2000, requires certain
                    equity and leverage ratios,
                    collateralized by first
                    mortgage loans with a carrying
                    value of $16,241,271 and
                    $23,219,229 for June 1999 and
                    December 1998, respectively,
                    and is guaranteed by the
                    Company's stockholders. $
                    15,885,690                                     $ 21,834,671

                             FIRST BANKERS MORTGAGE
                                 SERVICES, INC.
                                 AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


                                                     June 30,      December 31,
                                                       1999            1998
                                                   ------------    ------------
                                                    (Unaudited)

                    Loan financing credit line,
                    $15,000,000 limit at June 30,
                    1999, bearing interest at
                    Libor plus 2% (7.030 at June
                    30, 1999), due on demand,
                    collateralized by first
                    mortgage loans with a carrying
                    value of $7,654,691.              7,484,285            --
                    -

                    Warehouse credit line,
                    $25,000,000 limit at June 30,
                    1999 ($30,000,000 limit at
                    December 31, 1998). Bearing
                    interest at the Cooper River
                    Funding rate plus 1.9625%
                    (6.76% June 30, 1999) matures
                    in February 2000, requires
                    certain equity and leverage
                    ratios, collateralized by
                    first mortgage loans with a
                    carrying value of $21,404,209
                    and $27,846,089 for 1999 and
                    1998 and is guaranteed by the
                    Company's stockholders.          21,079,287      26,310,079

                    Working capital credit
                    facility at June 30, 1999 and
                    December 31, 1998, interest
                    payable monthly at an annual
                    rate equal to the lender's
                    prime rate plus 1%
                    uncollateralized line of
                    credit matures November 1999.       477,000         477,000

                    Warehouse credit line
                    $7,500,000 limit at June 30,
                    1999 and December 31, 1998,
                    bearing interest at the
                    federal funds rate plus (.50%
                    December 31, 1998) requires
                    certain equity and leverage
                    ratios collateralized by first
                    mortgage loans. with a
                    carrying value of $7,229,571
                    and $5,722,509 for 1999 and
                    1998 and is guaranteed by the
                    Company's
                    stockholders.                     7,155,277       5,398,593

                    Other notes payable at
                    December 31, 1998, consists of
                    bank debt and notes with
                    private investors, bearing
                    interest at rates of 10.25% to
                    15.00%, with interest payable
                    as agreed upon.                   3,914,298         596,105
                                                   ------------    ------------

                                                   $ 55,995,837    $ 54,616,448

                             FIRST BANKERS MORTGAGE
                                 SERVICES, INC.
                                 AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


3. STOCKHOLDERS'    The Company is required to maintain certain regulatory
   EQUITY           net worth requirements. These requirements prohibit the
                    Company from paying dividends or other distributions which would reduce its regulatory net worth below standards set by certain regulatory agencies. The company's net worth at June
                    30, 1999 and December 31, 1998 was $1,545,717 and $1,469,502
                    and is in excess of these regulatories and loan agreement requirements.

4. INCOME TAXES     The Company's provision/(benefit) for income taxes was as
                    follows:

                                               June 30,   June 30,  December 31,
                                                 1999       1998        1998
                                            -----------------------------------
                                             (unaudited) (unaudited)

                    Current                  $ -          $ 124,254   $ 419,958
                    Deferred                   (336,719)    (10,000)   (246,493)
                                             ----------   ---------   ---------
                    Total Provision/
                     (Benefit) for
                     Income Taxes            $ (336,719)  $ 124,254   $ 173,465
                                             ==========   =========   =========


                    The deferred tax consequences of temporary differences in reporting items for financial statement and income tax purposes are recognized if appropriate. Realization of the future tax benefit of net operating loss carryforwards is dependent on the Company's ability to generate taxable income within the net operating loss carryforward period. Management has considered this in reaching its conclusion that no valuation allowance is necessary for financial reporting purposes.

                             FIRST BANKERS MORTGAGE
                                 SERVICES, INC.
                                 AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


                    The income tax effect of temporary differences comprising the deferred tax assets/(liabilities) on the accompanying balance sheets is a result of the following:

                                               June 30,   June 30,  December 31,
                                                 1999       1998        1998
                                              ---------   ---------   ---------
                    Deferred tax assets:
                      Federal tax operating
                       Loss carry forward     $ 336,719   $    -      $  25,628
                    Other                          -           -            -
                                              ---------   ---------   ---------
                                              $ 336,719   $    -      $  25,628
                                              ---------   ---------   ---------
                    Deferred tax liabilities:
                      Federal                      -           -            -
                      State                        -           -            -
                    Valuation allowance            -           -            -
                                              ---------   ---------   ---------
                    Net deferred tax asset/
                     (liability)              $ 336,719        -      $  25,628
                                              =========   =========   =========

                    A reconciliation between the statutory federal income tax rate (34%) and the effective rate income tax expense for each of the two years during the period ended June 30, 1999 and December 31, 1998 follows:

                                               June 30,   June 30,  December 31,
                                                 1999       1998        1998
                                              ---------   ---------   ---------
                    Statutory federal
                     income tax rate                34%         34%         34%
                    Increase/(decrease)
                     in taxes resulting from:
                    State tax net of
                     federal benefit               4.0%          4%          4%
                    Increase in (utilization)
                     of net operating loss
                     carryforwards                -2.3%      -20.8%         -9%
                                              ---------   ---------   ---------
                    Effective rate                35.7%       17.2%         29%
                                              =========   =========   =========

                    The Company has available a minimal amount of the 1995 net operating loss carry forward for tax purposes to offset future taxable income. The net operating loss carryforward expires principally in the year 2010.

                             FIRST BANKERS MORTGAGE
                                 SERVICES, INC.
                                 AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


5. COMMITMENTS      The Company leases one of its facilities under the terms of an operating lease from an entity in which the principal stock- holders of the Company are partners. The lease contains an escalatory clause which is tied to the consumer price index. Additionally, the Company leases office facilities and equip- ment under operating leases with unrelated parties. Rent expense for June 30, 1999, June 30,
                    1998 and December 31, 1998 aggregated $269,707, $216,237,
                    and $310,166, including $77,575, $77,575, and $155,150 on
                    the Related Party lease.


                    The total future minimum lease commitments pursuant to these leases at June 30, 1999 are as follows:

                    Year ending December 31,
                    -----------------------------------------------------------
                         1999  (remaining 6 months)           $ 241,961
                         2000                                   461,327
                         2001                                   376,913
                         2002                                   189,624
                         2003                                   103,433
                    -----------------------------------------------------------
                    Minimum lease commitments terminate in year 2003.


6. RELATED PARTY    Amounts due from an officer reflected as related party
                    Transactions advances were repaid during 1998 by the issuance of additional compensation to the officer.

                             FIRST BANKERS MORTGAGE
                                 SERVICES, INC.
                                 AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7. FAIR VALUE OF    Statement of Financial Accounting Standards No. 107,
   FINANCIAL        "Disclosure About Fair Value of Financial Instruments"
   INSTRUMENTS      ("SFAS No. 107"), requires that the Company disclose
                    estimated fair value for its financial instruments. Fair value estimates, methods and assumptions are set forth below for the Company's financial instruments:

                                     June 30, 1999         December 31, 1998
                                     -------------         -----------------
                                 Carrying      Fair       Carrying      Fair
                                  Amount       Value       Amount       Value
                    Assets:
                    Mortgage
                    loans held
                    for sale    $60,051,393 $60,976,595  $60,407,432 $61,257,892
                                ----------- -----------  ----------- -----------
                    Liabilities:
                    Warehouse
                    loans and
                    other
                    payables    $55,995,837 $55,995,837  $54,616,448 $54,616,448
                                ----------- -----------  ----------- -----------

                    The fair value estimates are made at a discreet point in time based on relevant market information and information about the financial instruments. Because the Company's financial instru- ments are not quoted on a specific market, fair value estimates are based on judgements regarding future expected loss experi- ence, current economic conditions, risk characteristics of vari- ous financial instruments and other factors. These estimates are subjective in nature and involve uncertainties and matters of sig- nificant judgement.

                             FIRST BANKERS MORTGAGE
                                 SERVICES, INC.
                                 AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


8. EMPLOYEE         The Company has a defined contribution plan covering all
   BENEFIT          full-time employees of the company who have three months of
   (401-K)          Plan service and are twenty-one years of age or older. For the periods ended June 30, 1999 and December 31, 1998, the employer's matching contribution equals 50% of the portion of the participant's salary reduction which does not exceed
                    2% of the participant's compensation. The Company incurred a contribution expense of $14,561, $22,533 and $50,772 for the periods ended June 30, 1999, June 30, 1998 and December 31,
                    1998, respectively representing the Company's voluntary matching contribution to the plan.


9. CORPORATE        As a result of an increase in interest rates, the Company's
   REORGANIZATION   loan production fell from $356,199,032 as of June 30, 1998 to $225,684,474 as of June 30, 1999. The Company closed two of its production offices and reduced its workforce.

                    The Company recorded a charge of $308,210 related to this reorganization for the period ended June 30, 1999. As of June 30, 1999 other liabilities includes $260,467 for costs related to this reorganization.

10. SUBSEQUENT      August 23, 1999, Equitex Inc. completed an acquisition of
    EVENT           the Company from the Company's shareholder. The total
                    aggregate purchase price for the Company, subject to the Company meeting certain performance standards and is now up to 1,000 shares of Equitex's Series E convertible preferred stock. In addition, the purchase price is subject to post-closing adjustment pursuant to the acquisition.

                    At June 30, 1999, the company owed Equitex $2,750,000 (included in notes payable on the accompanying consoladated balance sheet), which was converted into a series of the Company's preferred stock, the terms, dividends, relative rights and preferences will be determined by Equitex at its reasonable discretion.